[Front Cover]

    OCTOBER 31, 1999
--------------------------------------------------------------------------------


                         Chase Vista
                         International
                         Equity Funds

EUROPEAN FUND            ANNUAL REPORT

SOUTHEAST ASIAN FUND

JAPAN FUND

LATIN AMERICAN
EQUITY FUND

INTERNATIONAL
EQUITY FUND


[CHASE VISTA FUNDS Logo]

                                                                     ANIE-2-1299

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Contents
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Chairman's Letter                                                              1
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Chase Vista European Fund                                                      2
  Fund Commentary
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Chase Vista Southeast Asian Fund                                               6
  Fund Commentary
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Chase Vista Japan Fund                                                        10
  Fund Commentary
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Chase Vista Latin American Equity Fund                                        14
  Fund Commentary
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Chase Vista International Equity Fund                                         18
  Fund Commentary
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Portfolios of Investments                                                     22
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Fund Financial Statements                                                     33
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International Equity Portfolio                                                60
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Portfolio of  Financial Statements                                            65
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Highlights

o Equity markets around the world provided double-digit returns for U.S. investors during the reporting year.
o Japan returned to a growth track and, partially due to a strengthening yen, provided the best dollar-based returns in the developed world.
o Europe saw significant restructuring activity within nations and, more importantly, nascent signs of cross-border mergers and acquisitions. The Euro was successfully introduced, although it fell in value versus the dollar and the yen.

      ------------------|----------------------------------------
       NOT FDIC INSURED |  May lose value / No bank guarantee
      ------------------|----------------------------------------
       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

--------------------------------------------------------------------------------

 CHASE VISTA INTERNATIONAL EQUITY FUNDS

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Chairman's Letter

                                                                December 1, 1999

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista International Equity Funds for the year ended October 31, 1999.

Global Recovery Evident in Stock Markets
While the domestic economy and markets continued to give American investors strong performance, the difference in this reporting year as opposed to the past few is the solid returns available in all major markets.

After years of underperformance, the Japanese equity market (as measured by the MSCI Japan index) had a total return of 58.66% in dollar terms as signs of a turnaround lured back foreign investors and gave the market a positive tone.

While Japanese returns in dollar terms were enhanced by the strong yen, the opposite was true in Europe as the MSCI Europe index had a total return of 12.63%. Although the Euro fell from $1.18 from its introduction on January 1, 1999 to $1.05 at the end of the reporting period, the good news is that the introduction was a technical success and that the European Central Bank gained a great deal of respect for its independence and decisiveness.

Reflecting the continued recovery from the economic crisis, Southeast Asian returns were also quite positive during the reporting year, with the MSCI Asia (ex-Japan) index providing a total return of 39.83%. However, much of the strong performance was achieved in the first half as markets got a bit ahead of themselves. In Latin America, too, the 21.15% total return of the MSCI Latin American index masked difficulties in the second half of the reporting year as Brazil continued to struggle with fiscal issues and global and emerging market investors tended to prefer other regions.

U.S. Economy and Markets Essential to Global Performance
While international investing continues to offer diversification as well as the opportunity to take advantage of strong growth opportunities overseas, it must be noted that foreign markets were sensitive during the reporting year to news from the U.S., specifically on the inflation and interest rate front. By providing a high growth, low inflation environment and a strong stock market, the U.S. economy did its job well.

In this increasingly-interconnected world, we encourage you to continue to prudently invest in overseas markets. As a global leader in financial services, we at Chase are pleased to help you successfully do this in pursuit of your long-term financial goals.

Sincerely yours,

/s/ Fergus Reid
---------------

Fergus Reid
Chairman

--------------------------------------------------------------------------------
 CHASE VISTA EUROPEAN FUND
 As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund Manager Q&A With Michael Browne

Michael, the Fund had a total return of 15.60% (Class A Shares, without sales charge) for the year ended October 31, 1999 while the average European fund tracked by Lipper, Lipper European Funds Average returned 10.72%. How do you explain your strong relative performance?

We continue to believe that the best opportunities in Europe are available in those companies which are restructuring their operations to efficiently compete both within Europe and around the world. During the reporting year, we were positioned to take advantage of this restructuring, and we benefited from the high level of merger and acquisition activity. We also gained on a relative basis from our holdings in sectors which provide a combination of growth and restructuring, such as technology and mobile telephony. Finally, we did a good job of recognizing shifts in market sentiment, benefiting from a move in cyclicals in the second quarter of 1999 and then rightly taking more of a large cap orientation in the last four months of the period.

The performance of the Euro proved detrimental to the Fund's absolute performance. Were you disappointed with the new currency?

While I would have liked for the currency to have performed better relative to the dollar (it fell from $1.18 on January 1, 1999 to $1.05 on October 31,
1999), I still believe the introduction was a success. On a technical basis, 11 countries in Europe converted to a single currency without any major hitches. And most importantly, the new European Central Bank acted independently and decisively on interest rates. It cut them by a higher-than-expected .50% early in the reporting period to stimulate growth and raised them by a higher-than-expected .50% shortly after the period ended as a preemptive strike against inflation. When we look back in a couple of years, I am sure that the credibility the ECB established will be much more important than a temporary slide in the value of the euro.

You've been speaking about the benefits of restructuring for some time. How far along is Europe in the process?

Early on, restructuring was simply about companies beginning to pay attention to the interests of their shareholders, shedding unprofitable businesses, gaining flexibility from workers and focusing on core businesses. While these issues may seem like no big deal from the American perspective, accomplishing them was difficult in countries where social cohesion is often seen as more important than corporate profitability. Of course, as in the United States, this "focus-oriented" restructuring is a never-ending process. The next and most recent phase of restructuring has been the creation of national champions which have the size and resources necessary to compete on a pan-European as well as a global basis. This has generally happened in old-line industries such as banking, insurance, chemicals and energy. What is finally starting to happen now are cross-border mergers, and these are most evident in growth industries such as mobile telephony, technology and pharmaceuticals. The potential benefits of European restructuring to the Fund's shareholders go well into the future and are perhaps limitless.

CHASE VISTA EUROPEAN FUND
As of October 31, 1999 (Unaudited)

What about the United Kingdom? When, if ever, do you expect the country with the largest stock market capitalization to adopt the euro?

The fact that the euro declined versus the British pound in its first ten months, combined with the reality that growth in the UK has been relatively stronger for the past few years, has supported those who would keep the status quo. However, as we see improvements in continental European economic performance, increasing economic integration and the arrival of cross-border mergers involving UK companies, it will become more difficult to justify staying out of Euroland. Because the issue is one of pride and politics as much as economics, it's hard to predict a date, but we certainly expect the UK to adopt the euro in the longer term.

What's your forecast for the next year?

Our view is that earnings will continue to be strong as a combination of solid economic growth and restructuring boost earnings. Earnings are always an important driver of stock market activity. Further, we think that the merger and acquisition boom has a long way to go, and while we don't invest in a company simply because it may be bought, we are focusing on restructuring businesses and industries and these are more likely to see M&A activity. While the short term is almost impossible to predict, we think that Europe is in the midst of profound change, one that creates opportunity for us as investors, and therefore we're quite bullish over the mid- to long-term.

Average Annual Total Returns+

                                                           Since
                                                       Inception
                           1 Year        3 Years       (11/2/95)
------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     15.60%        20.72%           20.73%
  With Sales Charge*        8.95%        18.36%           18.96%
------------------------------------------------------------------
 Class B Shares
  Without CDSC             14.66%        19.82%           19.86%
  With CDSC**               9.66%        19.11%           19.42%
------------------------------------------------------------------
 Class C Shares
  Without CDSC             14.73%        19.84%           19.88%
  With CDSC***             13.73%        19.84%           19.88%
------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and a 4% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B and C Shares were introduced on 11/3/95 and 11/1/98 respectively. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B and C Shares.

CHASE VISTA EUROPEAN FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Portugal (1.2%)

Ireland (3.4%)

Sweden (4.8%)

Switzerland (5.6%)

Spain (5.8%)

Italy (6.5%)

Netherlands (8.3%)

Finland (8.3%)

Germany (11.0%)

France (15.8%)

United Kingdom (28.8%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Nokia OYJ (4.9%) An international telecommunications company. The Company develops and manufactures mobile phones, networks and systems for cellular and fixed networks.

2. Kamps AG (4.7%) Produces and sells baked goods including breads, cookies, biscuits and snack food, emphasizing regional specialties. The Company provides easy-made and frozen food items to chains of independently operated stores organized on a regional basis.

3. Total Fina SA, Class B (3.7%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

4. BP Amoco PLC (3.7%) An oil and petrochemicals company. The Company explores for and produces oil and natural gas; refines, markets and supplies petroleum products; and manufactures and markets chemicals.

5. Sonera OYJ (3.0%) Offers telecommunications services, including fixed line and mobile telephone, data communications and networked multimedia services.

6. Glaxo Wellcome PLC (3.0%) Researches, develops, manufactures and markets pharmaceuticals. The Company's main products include "Zantac," an anti-ulcer drug, "Severent," a respiratory drug, "Imigran," a migraine drug, "Lamictal," a treatment for epilepsy, and "Epivir," for HIV.

7. Fortis NV (2.9%) Offers banking and insurance services. Fortis Bank offers retail and commercial banking services in Europe, the United Kingdom, Africa, Asia and the United States. The Company offers life and property/casualty insurance in Europe, the United States and Asia.

8. Credit Commercial de France (2.9%)
Provides retail banking, investment banking, fund management and private banking through 195 branches in France, with regional banks operating another 450 branches.

9. Rhone-Poulenc SA (2.8%) Manufactures chemicals, polymers, fibers, pharmaceuticals and agricultural chemicals. The Company has sales throughout the world, with a concentration in France, the United States and Canada.

10. Shell Transport and Trading Co., PLC (2.5%) Owns 40% of the Royal Dutch/ Shell Group of companies, which are involved in all phases of the petroleum industry from exploration to final processing and delivery. The Group has locations in approximately 130 countries around the world.

Top 10 equity holdings comprised 34.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EUROPEAN FUND
As of October 31, 1999 (Unaudited)

Life of Fund Performance (11/2/95 to 10/31/99)

[LINE CHART PLOT POINTS]


               Chase Vista    MSCI Europe     Lipper European
              European Fund     Index          Funds Average
1995              9425          10000            10000
1996              11395.9       11795.8          11778.6
1997              14606.2       14909.7          14383
1998              17340.4       17591            16846.9
1999              20025         19850            18898.3

[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista European Fund, the Lipper European Funds Average and the MSCI Europe Index from November 2, 1995 to October 31, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper European Funds Average represents the average performance of a universe of 91 actively managed mutual funds that invest in European stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is a replica (or model) of the performance of the European markets. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency and exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

--------------------------------------------------------------------------------
 CHASE VISTA SOUTHEAST ASIAN FUND
 As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund Manager Q&A With David Webb

David, the Fund had a total return of 44.33% (Class A Shares, without sales charge) for the reporting year compared to 39.83% for the MSCI Asia (ex-Japan) index and 48.33% for the Lipper Pacific (ex-Japan) Funds Average tracked. What keyed your performance?

In dealing with the reporting year, it's important to note that most of the positive performance was achieved in the first half of the reporting year. The divergence between the first and second halves was keyed by a number of factors. First, the U.S. interest rate situation is always important in these markets, and as the U.S. Federal Reserve Board switched from cutting short-term rates to raising them, it put a big hurdle in front of these markets. Additionally, many of the markets moved so far, so fast that a cooling off period was to be expected.

Do you consider the Asian economic crisis to be over?

What we're seeing now is that those countries who responded to the crisis by restructuring their economies, adding transparency to financial results and reducing overcapacity have been favored by investors. Singapore, South Korea and Taiwan are excellent examples of this progress. Countries which have made fewer restructuring efforts tend to rise and fall less for fundamental reasons and more due to the strength of the overall region or because of a single piece of news. We favor the former countries because they would be less adversely affected by a future crisis. While the effects of the Asian economic crisis that began in 1997 will be with us for some time--physically, financially and psychologically--we've moved beyond the crisis per se.

What about Hong Kong?

Hong Kong's economy is suffering from very real pressures for devaluation of its currency and these continue to build as prices decline. Further, high real interest rates cannot help but have a negative effect on property prices, long one of the mainstays of the Hong Kong economy and market. Because the Hong Kong dollar is pegged to the U.S. dollar, rising U.S. interest rates have only aggravated the situation. Hong Kong is a service economy in which the costs of doing business are too high, which must lead to either further drops in service prices or a devaluation. But any such devaluation will be done in tandem with the Chinese currency. Having expressed concerns about Hong Kong, I should note that the market has done quite well in 1999.

Do you expect such a devaluation from the Chinese, and what impact would that have on the region?

Pressures are building for a Chinese devaluation in light of chronic domestic deflation brought on by job losses in state industries and the lack of foreign direct investment. Further, the recent agreement with the U.S. that should pave the way for China to enter the World Trade Organization (WTO) is another push towards devaluation. While the Chinese currency devaluation could occur in 2000, it will possibly happen later given that WTO-mandated tariff reductions would be phased in gradually. The possibility of a devaluation in

CHASE VISTA SOUTHEAST ASIAN FUND
As of October 31, 1999 (Unaudited)

China makes us more bullish on the prospects for Hong Kong given the impact a coordinated devaluation of the Hong Kong dollar would have on its currently deflationary economy. While a RMB devaluation could cause a chain reaction in the region, I believe that by the time it happens investors will be prepared. The region and the world benefited tremendously when China made the correct decision of not devaluing 18 months ago, when such a move would have severely deepened the crisis.

Is Y2K having a big effect on the region?

On an investment level, we expected that a shift would occur into the core markets, and it appears that much of it had happened by the end of October. In our view, this shift should lead to a renewed focus on the intrinsic fundamentals in the core markets, and given our concerns about Hong Kong, we favor Singapore, Korea, Taiwan and Australia. As for real Y2K failures, there is a possibility, especially in less developed markets such as the Philippines and Thailand.

What's your forecast for the region?

Barring a shock from overseas, we expect the region to continue its economic recovery. Our key concern in the core markets will be earnings growth. Earnings are compared on a year-over-year basis, which means that this year's earnings growth was artificially high because it was reflected off of last year's crisis-level numbers. We won't have that advantage again, which will be a challenge. However, there is tremendous opportunity in the region once we get past Y2K and move into 2000.

Average Annual Total Returns+

                                                           Since
                                                       Inception
                           1 Year        3 Years       (11/2/95)
------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     44.33%         -7.87%          -1.64%
  With Sales Charge*       36.04%         -9.68%          -3.09%
------------------------------------------------------------------
 Class B Shares
  Without CDSC             43.14%         -8.64%          -2.42%
  With CDSC**              38.14%         -9.51%          -3.12%
------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes a 5% CDSC (contingent deferred sales charge) for the one year period and a 4% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

CHASE VISTA SOUTHEAST ASIAN FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Indonesia (0.1%)

China (1.9%)

Philippines (2.6%)

Thailand (3.0%)

United Kingdom (3.8%)

India (6.3%)

Taiwan (9.3%)

Australia (10.8%)

Singapore (15.8%)

South Korea (21.8%)

Hong Kong (24.6%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Swire Pacific LTD, Class A (4.7%) Has diversified operations under six operating divisions: property, aviation, industries, trading, marine services and insurance.

2. DBS Land LTD (4.1%) With its subsidiaries, engaged in property investment and development of properties for investment and sale.

3. HSBC Holdings PLC (3.8%) An international banking and financial services organization. Services provided include retail and corporate banking, trade, trustee, securities, custody and treasury services.

4. Cheung Kong (3.6%) Involved in property development and investment, real estate agency and management, and investment in securities.

5. Hutchison Whampoa (3.5%) The Company has diversified operations in property investment and development, ports and related services, retail and manufacturing, telecommunications, media, energy, infrastructure, finance, investment and other services.

6. DBS Group Holdings LTD (3.5%) Provide banking and development financing, mortgage financing, lease and hire financing, nominee and trustee services, funds management services, corporate advisory services, stockbroking, and act as a primary dealer in Singapore government securities.

7. Lang Corp., LTD (3.3%) A holding company with investments in listed and unlisted companies with operations in transport logistics with its primary activity on seaborne trade movements.

8. Korea Electric Power Corp. (2.9%) Generates and distributes electricity to Korea. The Company also is involved in the construction of nuclear power plants in Korea.

9. China Resources Enterprises (2.7%) A property and investment holding company whose subsidiaries develop and invest in real estate and infrastructural projects, provide cold storage services, and manufacture beer, building materials and chemical products.

10. Hyundai Industrial Development and Construction (2.5%) A construction company that focuses on apartments and housing construction. The Company also is involved in petrochemicals, department stores and leisure business.

Top 10 equity holdings comprised 34.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SOUTHEAST ASIAN FUND
As of October 31, 1999 (Unaudited)

Life of Fund Performance (11/2/95 to 10/31/99)

[LINE CHART PLOT POINTS]


               Chase Vista   Lipper Pacific     MSCI Pacific
                Southeast     Ex-Japan Funds      Ex-Japan
                Asian Fund      Average         Funds Average
1995             9425            10000             10000
1996             11280           10572.2           12013.1
1997             8024.22         7817.46           10482
1998             6110.89         5985.23           9887.24
1999             8820.82         8843.49           13247.5


[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Southeast Asian Fund, the Lipper Pacific Ex-Japan Funds Average and the MSCI Pacific Ex-Japan Index from November 2, 1995 to October 31, 1999. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Pacific Ex-Japan Funds Average represents the average performance of a universe of 84 actively managed mutual funds that invest in Asian stock markets with exception of Japan. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Pacific Ex-Japan Index is a replica (or model) of the performance of the Pacific regional equity markets, excluding Japan. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

--------------------------------------------------------------------------------
 CHASE VISTA JAPAN FUND
 As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund Manager Q&A With Miyuki Kashima

Miyuki, the fund had a total return of 53.51% (Class A Shares, without sales charge), while the MSCI Japan Index was up 58.66% and the Lipper Japan Equity Funds Average was up 95.57%. Can you explain why the Fund lagged in such a bull market?

While the Japanese stock market indexes performed well, the overall rally was quite narrow, especially when you consider that a significant portion of the year's gains for dollar-based investors came from the yen's appreciation. For much of the reporting year, the market focused on either well-known exporters or high tech "new Japan" companies. By the end of the reporting year, the concentration of market performance was in only six or seven of 33 industry sectors, this despite the fact that earnings at the favored companies were suffering due to the strong yen. While maintaining broad industry diversification, the Fund's value discipline led us to avoid the excessive valuations in the high tech areas in favor of restructuring companies that were meeting and exceeding earnings targets. Unfortunately, the market chose to ignore these companies, creating a very large value gap in Japanese stocks and causing us to underperform the index.

What was behind the tremendous rally in Japan?

After years of bad news, the market began to rally in early 1999 when a growth report showed unexpected strength. Foreign investors, who had been sharply underweight in Japan, began to move back into the market, and this liquidity supported prices. As prices rose and growth continued to exceed expectations, momentum kicked in and foreigners invested even more, as did Japanese institutions. Of course, foreign investors in any markets tend to go with the names they know, and this led to the sharp performance divergence in the market. As the year wore on, much as you saw in the U.S., investors wanted high tech and Internet stocks and were ready to pay up for them in terms of traditional valuation methods. The bottom line is that we had a depressed market that received good news and built on it throughout 1999.

Are you saying that Japanese stocks are overvalued?

Investors everywhere are having problems agreeing on how to value high tech and Internet companies. I would say there are pockets of overvaluation simply due to enthusiasm which has priced in all the potential good news of certain stocks while ignoring the actual good news in terms of strong earnings of companies in other sectors. There are plenty of undervalued sectors that are restructuring and delivering on their earnings, and this is our focus within a diversified overall portfolio. We think a bounce back in these areas is called for at this point, and I should note that we began to see a lessening of concentration and a strong move in the previously ignored sectors after the reporting period ended.

Are you concerned about the strong yen?

The market has weathered the rise quite well, and the government is clearly sensitive to what a strong yen could do to the economic recovery.

CHASE VISTA JAPAN FUND
As of October 31, 1999 (Unaudited)

A year ago people were talking about the potential collapse of the world's second largest economy. Do you believe Japan has turned the corner?

Yes, I do. There is still much restructuring to be done. We've seen the beginnings of mergers among the big banks, but there will have to be more of that and it will cost the government money to merge or shut down problem banks. The government will have to spend money to support people as the economy's over-capacity is reduced. The government is running a very high deficit even before tackling these problems, so we can't say that there aren't big challenges ahead. For instance, the government may choose to monetize its debt, allowing the currency to weaken. The point is that there could be further dislocation ahead, and we believe the best investments remain in those companies which have prepared themselves to compete in any environment through restructuring.

Do you see the Fund allocating a larger share of assets to the "new Japan" high tech and Internet companies you mentioned in order to more fully participate in any rally?

We continue to look for value in these areas, and we do like certain stocks. It's really a question of identifying good news before the market prices it in to these stocks, and that has been difficult. But yes, we believe there are opportunities and we are currently invested in some "new Japan" names.

Average Annual Total Returns+

                                                           Since
                                                       Inception
                           1 Year        3 Years       (11/2/95)
------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     53.51%        4.11%             1.54%
  With Sales Charge*       44.68%        2.07%             0.04%
------------------------------------------------------------------
 Class B Shares
  Without CDSC             52.69%        3.39%             0.82%
  With CDSC**              47.69%        2.45%             0.11%
------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, and a 4% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

CHASE VISTA JAPAN FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Real Estate (1.0%)

Transportation (1.1%)

Consumer Staples (3.7%)

Capital Goods (6.0%)

Health Care (8.2%)

Basic Materials (10.0%)

Utilities (12.2%)

Consumer Cyclicals (18.5%)

Financial (18.8%)

Technology (20.5%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. NTT Mobile Communication Network, Inc. (6.3%) Provides various telecommunications services including cellular phones, car phones, pagers and packet communication services.

2. Nippon Telegraph & Telephone Corp. (3.6%) Provides a variety of telecommunications services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales and other related services.

3. Hoya Corp. (2.8%) Manufactures electro-optics products such as photomasks for semiconductors, eyeglasses, contact lenses, medical service products and crystal products. The Company sells its products in Asia and overseas markets.

4. Sharp Corp. (2.8%) Manufactures consumer and industrial electronics. The Company specializes in electronic equipment, audio and communication equipment, information equipment, personal computers, word processors and electronic parts.

5. Toyota Motor Corp. (2.7%) Produces, sells, leases and repairs passenger cars, trucks, buses, boats and airplanes in Japan and overseas.

6. Bank of Tokyo-Mitsubishi, LTD (2.6%) Provides a broad range of financial services to businesses, government and private individuals. The Bank, through its commercial subsidiaries, offers commercial, investment and trust banking products and services.

7. Murata Manufacturing Co., LTD (2.5%) Manufactures and sells ceramic applied electronic components. The Company's products include capacitators, thermistors, resisters, piezoelectronic sound components, noise suppression product resonators, power suppliers, sensors, hybrid IC, microwave components for communication equipment and filters for audio visual equipment.

8. Nintendo Co., LTD (2.5%) Manufactures and markets video games. The Nintendo Entertainment System and the Super Nintendo Entertainment System are connected to televisions for home video play.

9. Fujisawa Pharmaceutical Co. (2.5%) Makes and sells medicines for human and veterinary use. It is also involved in the business of cosmetics, agricultural chemicals and medical instruments.

10. NEC Corp. (2.4%) Manufactures and markets computers, telecommunications devices, electronic appliances, circuit board, instruments for medical equipment and aerocrafts.

Top 10 equity holdings comprised 30.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA JAPAN FUND
As of October 31, 1999 (Unaudited)

Life of Fund Performance (11/2/95 to 10/31/99)

[LINE CHART PLOT POINTS]

                               Lipper Japan    Tokyo SE (Topix)
               Chase Vista     Equity Funds      1st Section       MSCI
                Japan Fund      Average             Index        Japan Index
1985             9425            10000            10000             10000
1996             8878.74         9933.2           9877.46           9930.6
1997             9187.15         8952.65          7911.81           8139.68
1998             6525.91         7837.09          6858.89           6980.05
1999             10017.4         15103.8          11678.2           11076

[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Japan Fund, the Lipper Japan Equity Funds Average and the Tokyo SE (Topix) 1st Section from November 2, 1995 to October 31, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Japan Equity Funds Average represents the average performance of a universe of 33 actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Tokyo SE (Topix) 1st Section also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and reflects reinvestment of dividends. MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. This index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations. The Fund may be also subject to the additional risk of non-diversified "regional" fund investing.

--------------------------------------------------------------------------------
 CHASE VISTA LATIN AMERICAN EQUITY FUND
 As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund Manager Q&A With Wayne Perkins

Wayne, the Fund's results are really a "tale of two markets." After being up by 24.35% (Class A Shares, without sales charge) in the November, 1998 to April 30, 1999 period, the Fund ended the full reporting year with a gain of 6.58% compared to its Lipper Latin American Average benchmark which had an annual return of 16.19%. Can you explain what happened?

Early in the period, the Fund did well as Latin American markets responded positively to waning concern over global economic conditions as well as to the U.S. Federal Reserve Board's decision to cut short-term interest rates in November, 1998. As the year wore on, our focus on valuation led us to overweight Mexico and Brazil, but these markets suffered due to lack of investment flows into the region and concerns about U.S. interest rates, particularly in Brazil. The Fund was also hurt in the post-June period by a lack of holdings in the highly-valued Argentine and Chilean markets. Liquidity was the key issue, and the lack of it made stocks in Brazil and Mexico even cheaper on a relative basis while those in Argentina and Chile became even more dear.

Do you intend to maintain your focus on Mexico and Brazil?

Yes. Despite the short term underperformance, several factors support our view that these markets should rally. First, we believe the Y2K issue will lead to more interest in these highly-liquid markets as we approach year-end. Second, interest rates in both countries should continue to decline. Third, both have positive growth trends, with Brazil rebounding from recession and Mexico accelerating. Finally, liquidity is all-important in Latin American markets, and the management team is confident that as cash flows come in, they will be directed to Brazil and Mexico.

Why did liquidity flows turn negative in 1999?

There are three ways that mutual fund money flows into Latin America-- through dedicated funds such as this Fund, through emerging market funds and through international and global funds. With Japan and Southeast Asia performing very well, there was a reallocation of assets from non-dedicated funds to their markets. Other issues that caused problems were rising American interest rates and concerns over Brazil's recovery.

Does the lack of inflows cause you to question the region's prospects in the months and years ahead?

Not at all, because while flows of dedicated and emerging market funds into Latin America have been profoundly negative, foreign direct investment into the region is at or near record levels. Since mid-1997, assets of U.S.-based Latin American funds have decreased from $5.5 billion to $1.5 billion while emerging market and international funds have generally shifted assets to Europe and Asia. However, foreign direct investment, which requires a long-term commitment to the region and confidence in its future, is running near 1998's record pace in Mexico and well ahead in Brazil despite the 40% devaluation of the real. In our view, this is a bullish sign for the future and reveals that the region has strengths that currently don't factor into market prices.

CHASE VISTA LATIN AMERICAN EQUITY FUND
As of October 31, 1999 (Unaudited)

What's the key to more consistent performance ahead in Latin America?

Shortly after the reporting period ended, we saw a sharp rally in Brazil, and as the region's largest market it is the linchpin. While the rally was largely a result of good news coming out of the U.S., investors are clearly happy with the country's improving fundamentals. Industrial production was up .3% year-over-year in September and was also up compared to August, while at the same time the currency is recovering and interest rates are expected to come down. On a technical basis, the market should benefit from an agreement with the IMF on lower reserve requirements that will allow the central bank more room to intervene in currency markets. Taken together, these better fundamentals create the backdrop for stronger relative performance as long as the news from the U.S. remains benign.

So you remain a bull on Latin America?

The growth potential is enormous and while the markets remain sensitive to political concerns, the fact of the matter is that the region has adopted market-based democracy as the preferred political and economic framework. These are emerging markets and they will remain volatile, and certainly they were excessively affected by the Asian flu that blew in from the east. But we continue to believe that long-term investors who ride through the volatility will be rewarded.

Average Annual Total Returns+

                                            Since
                                        Inception
                           1 Year       (12/1/97)
----------------------------------------------------
 Class A Shares
  Without Sales Charge     6.58%          -23.16%
  With Sales Charge*       0.45%          -25.50%
----------------------------------------------------
 Class B Shares
  Without CDSC             5.99%          -23.59%
  With CDSC**              0.99%          -25.17%
----------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.

International investing involves a greater degree of risk and increased volatility. The Fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 12/1/97. Class B Shares were introduced on 3/24/98. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

CHASE VISTA LATIN AMERICAN EQUITY FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Peru (4.9%)

Argentina (4.9%)

Chile (6.5%)

Mexico (41.4%)

Brazil (42.3%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Telefonos de Mexico (6.1%) Provides national and international long-distance and local telephone service throughout Mexico and participates in the United States and Guatemalan markets.

2. Grupo Televisa SA (5.5%) Produces and broadcasts television programs and distributes programs in Spanish to countries worldwide. The Company also produces and broadcasts programs in Spanish to countries worldwide.

3. Cemex SA (5.2%) Produces, distributes, markets and sells cement, ready-mix concrete, aggregates and clinker. The Company has trade relations with over 60 countries.

4. Alfa SA (5.0%) Through subsidiaries, operates petrochemical, steel, synthetic fiber, food, auto parts and telecommunications businesses.

5. Telefonica de Argentina SA (4.9%) Offers telephone and fixed-link public telecommunications services. The Company provides local and long distance telephone service to southern Argentina, including the Province of Buenos Aires and more than half the City of Buenos Aires.

6. Grupo Financiero Banorte (4.7%) Operates as a holding company, offering financial services to individuals and corporate clients.

7. Maderas y Sinteticos SA (4.6%) Manufactures raw, melamine laminated and wood veneered particle board. The Company also makes wood doors, mouldings, wood veneer, doorframes, lumber and related products.

8. Embotelladora Argos (4.6%) Bottles and markets soft drinks, including Coca Cola, Fanta and Sprite, throughout northwestern Mexico.

9. Centrais Electricas Brasileiras SA (4.3%) The Company plans, finances, coordinates and supervises expansion and construction projects for electric companies.

10. Companhia Paranaense de Energia (4.3%) Generates, transmits, transforms and distributes electric power to the entire Brazilian State of Parana. The Company's major customers are industrial, residential and rural electricity consumers.

Top 10 equity holdings comprised 49.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA LATIN AMERICAN EQUITY FUND
As of October 31, 1999 (Unaudited)

Life of Fund Performance (12/1/97 to 10/31/99)

[LINE CHART PLOT POINTS]


               Chase Vista      Lipper Latin       MSCI EMF
              Latin American   American Fund    Latin American
               Equity Fund       Average            Index
1997             9425            10000             10000
1998             5339.79         6678.89           6961.98
1999             5691.36         7766.5            8018.66

[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Latin American Equity Fund, the Lipper Latin American Funds Average and the MSCI EMF Index from December 1, 1997 to October 31, 1999. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or erminated at any time, which would reduce performance.

The Lipper Latin American Funds Average represents the average performance of a universe of 485 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EMF Latin America Index is a replica (or model) of the performance of the Latin American equity markets. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

--------------------------------------------------------------------------------
 CHASE VISTA INTERNATIONAL EQUITY FUND
 As of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund Manager Q&A With Michael Browne

Michael, the Fund had a total return of 19.09% (Class A Shares, without sales charge) for the year ended October 31, 1999. This compares to 25.53% for the Lipper International Equity Funds Average. What led to this divergence?

Most of the divergence can be explained by the Fund's allocation to and holdings in Japan. We began the reporting year heavily underweight in Japan and remained fairly skeptical of the economic growth report that kicked off the rally in the first part of 1999. Although we picked up our allocation as the year progressed, several issues led us to be more conservative than some other funds. These include what we considered to be a very narrow market in Japan, wherein a small percentage of sectors were doing very well and the great majority of sectors lagged the index. Additionally, these leading sectors, which included high tech and Internet companies, tended to have very high valuations and were the companies most likely to be harmed by a stronger yen.

How did the stronger yen affect the Fund?

Fortunately, our currency decisions generally had a positive impact. During the yen's big move, we were underweight Japan but were overweight the yen.

Where was the Fund's focus, if not in Japan?

Europe remained the region where we had our largest overweight. We continue to believe that the best opportunities in Europe are available in those companies which are restructuring their operations to efficiently compete both within Europe and around the world. During the reporting year, we were positioned to take advantage of this restructuring, and we benefited from the high level of merger and acquisition activity. We also gained on a relative basis from our holdings in sectors which provide a combination of growth and restructuring, such as technology and mobile telephony.

Do you intend to remain overweight in Europe?

Our view is that European earnings will continue to be strong, and earnings are always an important driver of stock market activity. Further, we think that the merger and acquisition boom has a long way to go, and while we don't invest in a company simply because it may be bought, we are focusing on restructuring businesses and industries and these are more likely to see M&A activity. While the short term is almost impossible to predict, we think that Europe is in the midst of profound change, one that creates opportunity for us as investors, and therefore we're quite bullish over the mid- to long-term.

What about the emerging markets?

Generally, our holdings in Southeast Asia were positive for performance on a relative basis while those in Latin America were detrimental. We continue to believe that there is significant opportunity in emerging markets, but we intend to remain cautious and selective as we move into Y2K. After we overcome that hurdle, we will look to invest in and continue to identify countries and companies that we believe can outperform.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 1999 (Unaudited)

What's your overall view of the global investing situation moving in the year 2000?

Almost anywhere you look, you see growth. That's been the story of 1999, and we believe it will carry over into the year 2000. The major risk is that U.S. growth accelerates instead of decelerating, causing interest rates to rise and stocks to fall and putting downward pressure on world markets. But there are always risks. Scanning the globe, one has to be rather satisfied with the wealth of opportunities, especially when just a year ago the concern was global deflation.

Average Annual Total Returns+

                                                            Since
                                                        Inception
                           1 Year        5 Years       (12/31/92)
--------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     19.09%        5.11%              6.99%
  With Sales Charge*       12.25%        3.87%              6.06%
--------------------------------------------------------------------
 Class B Shares
  Without CDSC             18.49%        4.62%              6.52%
  With CDSC**              13.49%        4.28%              6.52%
--------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, and a 2% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 12/31/92. Class B shares were introduced on 11/4/93. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 1999 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Other (1.9%)

Brazil (2.2%)

Ireland (2.5%)

Switzerland (3.4%)

Sweden (3.5%)

Italy (4.0%)

Spain (4.0%)

Finland (5.8%)

Netherlands (6.8%)

Germany (8.1%)

France (10.5%)

United Kingdom (21.0%)

Japan (26.3%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Kamps AG (3.5%) Produces and sells baked goods including breads, cookies, biscuits and snack food, emphasizing regional specialties. The Company provides easy-made and frozen food items to chains of independently operated stores organized on a regional basis.

2. Nokia OYJ (3.4%) An international telecommunications company. The Company develops and manufactures mobile phones, netowrks and systems for cellular and fixed networks.

3. Viag AG (2.6%) Generates electrical power, produces aluminum sheeting, roll goods, packaging and chemicals, distributes natural gas and offers logistics services.

4. BP Amoco PLC (2.5%) An oil and petrochemicals company. The Company explores for and produces oil and natural gas; refines, markets and supplies petroleum products; and manufactures and markets chemicals.

5. Total Fina SA, Class B (2.4%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

6. Glaxo Wellcome PLC (2.1%) Researches, develops, manufactures and markets pharmaceuticals. The Company's main products include "Zantac," an anti-ulcer drug, "Severent," a respiratory drug, "Imigran," a migraine drug, "Lamictal," a treatment for epilepsy, and "Epivir," for HIV.

7. British Telecommunications PLC (2.1%) Provides telecommuincations services. The Company provides local and long- distance telephone call products and services in the UK, telephone exchange lines to homes and businesses, international telephone calls to and from the UK, telecommunications equipment for customers' premises, and Internet and data services.

8. Sonera OYJ (2.1%) Offers telecommunications services, including fixed line and mobile telephone, data communications and networked multimedia services.

9. Fortis NV (2.0%) Offers banking and insurance services. Fortis Bank offers retail and commercial banking services in Europe, the United Kingdom, Africa, Asia and the United States. The Company offers life and property/casualty insurance in Europe, the United States and Asia.

10. Credit Commercial de France (1.9%) Provides retail banking, investment banking, fund management and private banking through 195 branches in France, with regional banks operating another 450 branches.

Top 10 equity holdings comprised 24.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 1999 (Unaudited)

Life of Fund Performance (12/31/92 to 10/31/99)

[LINE CHART PLOT POINTS]


               Chase Vista       Lipper
              International   International      MSCI EAFE
               Equity Fund    Funds Average        Index
1992              9425           10000            10000
1993              11140.9        12911.4          13580.8
1994              11655.3        14302.2          14989.9
1995              11450          14214.4          14980.5
1996              11926.8        15855.6          16594.7
1997              12200.2        17529.2          17410.1
1998              12559.9        18247.3          19142.7
1999              14951.8        22880.7          23618.1

[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from December 31, 1992 to October 31, 1999. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.


The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper International Funds Average represents the average performance of a universe of 485 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

--------------------------------------------------------------------------------
 CHASE VISTA EUROPEAN FUND
 Portfolio of Investments
--------------------------------------------------------------------------------

 As of October 31, 1999

Shares        Issuer                                         Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- 96.9%
--------------------------------------------------------------------------------
              Common Stock -- 96.9%
              ---------------------
              Finland -- 8.0%
    24,484    Nokia OYJ                                      $2,800,107
    57,597    Sonera OYJ                                      1,728,341
     7,700    Upm-Kymmene OYJ                                   242,793
                                                             ----------
                                                              4,771,241
              France -- 15.3%
     4,450    Axa                                               627,209
     1,210    Bouygues SA                                       420,956
    29,981    CNP Assurances                                    882,323
     3,674    Compagnie de Saint Gobain                         637,157
    14,267    Credit Commercial de France                     1,641,990
    13,600    Lagardere S.C.A.                                  550,330
     2,700    Pinault-Printemps-Redoute                         514,499
    29,000    Rhone-Poulenc SA                                1,621,560
    15,940    Total Fina SA, Class B                          2,152,855
                                                             ----------
                                                              9,048,879
              Germany -- 10.6%
     4,750    CE Consumer Electronic AG                         432,349
    48,705    Kamps AG                                        2,723,382
     6,300    Mannesmann AG                                     989,931
     1,227    Marschollek Lautenschlaeger und Partner AG        244,386
     2,273    Marschollek Lautenschlaeger und Partner AG,
               Preferred Shares                                 479,002
    77,000    Viag AG                                         1,427,621
                                                             ----------
                                                              6,296,671
              Ireland -- 3.3%
    15,383    ESAT Telecom Group PLC, ADR *                     688,389
    73,443    Green Property PLC                                421,794
   198,300    Jefferson Smurfit Group                           514,116
    40,391    Ryanair Holdings PLC *                            331,133
                                                             ----------
                                                              1,955,432
              Israel -- 0.7%
    25,750    Partner Communications, ADR *                     405,563
              Italy -- 6.3%
    49,600    Alleanza Assicurazioni SPA                        505,160
    60,000    Autogrill SPA                                     640,720
   332,000    Banca Nazionale Del Lavoro SPA *                1,123,614
   220,000    Cementir                                          307,537
   140,000    Cremonini SPA *                                   305,330
   135,000    Telecom Italia Mobile SPA                         842,837
                                                             ----------
                                                              3,725,198
              Netherlands -- 7.8%
    23,000    Athlon Groep                                      455,683
    49,000    Fortis NV                                       1,685,642
        67    Koninklijke Ahold NV                                2,056
     8,256    Koninklijke Philips Electronics NV                846,053
    15,570    Laurus NV                                         346,119
     9,000    United Pan-Europe Communications NV *             691,486
    17,650    VNU NV                                            596,416
                                                             ----------
                                                              4,623,455

                       See notes to financial statements.

CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)

As of October 31, 1999

Shares         Issuer                                            Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
               Portugal -- 1.2%
    15,000     Banco Espirito Santo SA                           $  389,729
     2,300     Telecel-Comunicacoes Pessoais SA                     298,309
                                                                 ----------
                                                                    688,038
               Spain -- 5.6%
    10,500     Acerinox SA                                          318,941
    89,000     Amadeus Global Travel Distribution, Class A *        532,262
    45,456     Continente SA                                      1,088,350
    47,500     Prosegur Comp Securidad                              389,414
    20,500     Sogecable *                                          563,657
    27,012     Telefonica SA *                                      444,042
                                                                 ----------
                                                                  3,336,666
               Sweden -- 4.7%
    42,264     Assa Abloy AB, Class B                               469,416
    16,600     Hennes & Mauritz AB, Class B                         440,277
     7,127     Modern Times Group AB, Class B *                     230,120
    33,250     Svenska Handelsbanken, Class A                       460,111
    27,950     Telefonaktiebolaget LM Ericsson, Class B           1,160,311
                                                                 ----------
                                                                  2,760,235
               Switzerland -- 5.4%
    14,000     ABB LTD *                                          1,410,348
       370     Compagnie Financiere Richemont, Class A              707,104
       270     PubliGroupe SA                                       198,105
     3,000     Sia Abrasives Holding AG *                           406,566
       885     Zurich Allied AG                                     501,238
                                                                 ----------
                                                                  3,223,361
               United Kingdom -- 28.0%
    42,408     Barclays PLC                                       1,296,412
   219,480     BP Amoco PLC                                       2,129,787
    76,700     British Telecom PLC                                1,388,832
   175,000     Corus Group PLC                                      333,103
   103,231     Diageo PLC                                         1,041,759
    48,733     Exchange Holdings PLC *                              138,341
   101,890     General Electric Co. PLC                           1,105,970
    58,568     Glaxo Wellcome PLC                                 1,726,032
    41,000     Laporte PLC                                          336,385
   369,000     Laporte PLC, Class B *                                 3,027
   187,544     Legal & General Group PLC                            520,082
    54,000     National Westminster Bank PLC                      1,217,482
    50,000     NXT PLC *                                            352,794
    28,968     Royal Bank of Scotland Group PLC                     666,421
    53,550     Sema Group PLC                                       698,568
   188,000     Shell Transport & Trading Co., PLC                 1,439,102
    59,647     SmithKline Beecham PLC                               767,338
   305,230     Vodafone AirTouch PLC                              1,417,411
                                                                 ----------
                                                                 16,578,846
               -----------------------------------------------------------------
               Total Common Stock                                57,413,585
               (Cost $51,410,640)
               -----------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)

As of October 31, 1999

Shares       Issuer                                            Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Warrants -- 0.0%
             ----------------
             Germany -- 0.0%
       71    Muenchener Rueckversicherungs-Gesellschaft AG,
             Expires 06/03/02 *                                $     3,022
             (Cost $0)
Principal
 Amount
 (DEM)
             Convertible Bond -- 0.0%
             ------------------------
             Germany -- 0.0%
    6,240    DaimlerChrysler AG, 5.75%, 06/14/02                     3,582
             (Cost $3,675)
--------------------------------------------------------------------------------
             Total Investments -- 96.9%                        $57,420,189
             (Cost $51,414,315)
--------------------------------------------------------------------------------

Summary of Investments by Industry, October 31, 1999
----------------------------------------------------
Industry                                              % of Investment Securities
--------------------------------------------------------------------------------
Telecommunications                                               20.0%
Banking                                                          11.8%
Oil & Gas                                                        10.0%
Insurance                                                         8.2%
Food/Beverage Products                                            7.7%
Pharmaceuticals                                                   7.2%
Manufacturing                                                     5.1%
Retailing                                                         3.6%
Construction                                                      3.2%
Diversified                                                       2.7%
Electronics/Electrical Equipment                                  2.1%
Metals/Mining                                                     2.0%
Other                                                            16.4%
--------------------------------------------------------------------------------
Total                                                           100.0%

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA SOUTHEAST ASIAN FUND
 Portfolio of Investments
--------------------------------------------------------------------------------

 As of October 31, 1999

Shares        Issuer                                 Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- 81.9%
--------------------------------------------------------------------------------
              Common Stock -- 81.9%
              ---------------------
              Australia -- 8.8%
   93,000     David Jones LTD                        $  78,228
   33,000     Foster's Brewing Group LTD @              87,649
   53,400     Lang Corp., LTD *@                       222,072
   86,000     M.I.M. Holdings LTD                       70,696
   18,800     News Corp., LTD @                        135,855
   18,000     Protel International LTD *@               47,029
  119,000     Ticor LTD                                 90,240
                                                     ---------
                                                       731,769
              China -- 1.6%
  634,000     Shanghai Petrochemical LTD @             128,930

              Hong Kong -- 20.1%
   27,000     Cheung Kong@                             244,995
   30,000     Cheung Kong Infrastructure @              56,760
  144,000     China Resources Enterprises @            184,413
   34,000     China Telecom (Hong Kong) LTD *          116,185
   24,000     Citic Pacific LTD @                       62,089
  224,000     Cosco Pacific LTD @                      158,568
   84,000     First Pacific Co. @                       48,652
    4,000     Guoco Group LTD                           10,657
   24,000     Hutchison Whampoa @                      240,941
   56,000     New World Infrastructure LTD *            64,149
   20,000     Sun Hung Kai Properties @                161,529
   65,000     Swire Pacific LTD, Class A @             322,091
                                                     ---------
                                                     1,671,029
              India -- 5.1%
   10,000     Bajaj Auto LTD, GDR                      108,000
    5,100     Gujarat Ambuja Cements GDR                62,577
    1,800     ITC LTD, GDR @                            33,975
    1,900     Larsen & Toubro GDR                       41,135
   14,300     Mahindra & Mahindra GDR                  111,897
    3,500     Ranbaxy Laboratories LTD, GDR             70,175
                                                     ---------
                                                       427,759
              Indonesia -- 0.1%
   12,640     PT Telekomunikasi @                        6,019

              Philippines -- 2.1%
   19,000     Manila Electric Co., Class B              52,055
2,100,000     Megaworld Corp. *                         73,225
    2,500     Philippine Long Distance Telephone        51,992
                                                     ---------
                                                       177,272
              Singapore -- 13.0%
   27,000     City Developments LTD                    139,556
   20,934     DBS Group Holdings LTD @                 236,535
  152,000     DBS Land LTD @                           281,373
   45,000     Keppel Land LTD                           63,558
   31,000     NatSteel Electronics LTD                 121,105
   19,025     Overseas Chinese Banking Corp. @         142,930
    1,420     Overseas Union Bank                        6,145
    5,000     Singapore Press Holdings                  85,645
                                                     ---------
                                                     1,076,847

                       See notes to financial statements.

CHASE VISTA SOUTHEAST ASIAN FUND
Portfolio of Investments (Continued)

As of October 31, 1999

Shares       Issuer                                                  Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             South Korea -- 17.9%
    2,000    Halla Climate Control @                                 $  108,378
   16,200    Hyundai Industrial Development & Construction              169,496
    1,950    Hyundai Motor Co. LTD *                                     34,302
    1,500    Korea Chemical Co. @                                       100,041
   12,700    Korea Electric Power Corp. ADR                             196,850
    2,400    Korea Telecom                                              161,467
    4,050    Kumho Electric Co. LTD *                                   111,421
    2,700    LG Chemical                                                 81,709
    6,300    Samsung Corp.                                               99,792
    2,400    Samsung Electro-Mechanics                                  116,049
      480    Samsung Electronics * @                                     80,033
    5,300    Shinhan Bank GDR *                                         113,553
    5,400    SK Chemicals                                                61,676
    1,300    Tae Young Corp.                                             50,179
                                                                     ----------
                                                                      1,484,946
             Taiwan -- 7.6%
    7,500    Acer, Inc. GDR *                                            72,188
   92,840    FAR Eastern International Bank *                            25,594
   53,750    Far Eastern Textile Co. LTD                                 73,495
   48,520    Formosa Plastic Corp.                                       97,071
   14,000    Hon Hai Precision Industry *                                95,715
   20,000    Taiwan Semiconductor *                                      88,847
    4,500    Winbond Electronics Corp. *                                 82,575
  168,000    Yang Ming Marine Transport *                                93,686
                                                                     ----------
                                                                        629,171
             Thailand -- 2.5%
   11,100    PTT Exploration & Production Public Co., LTD,
             Foreign Shares *@                                           81,093
   52,000    Thai Farmers Bank Public Co., LTD, Foreign Shares @         73,420
   86,500    TISCO Finance Company LTD, Preferred Foreign Shares         49,861
                                                                     ----------
                                                                        204,374
             United Kingdom -- 3.1%
   21,600    HSBC Holdings PLC @                                        259,939
             -------------------------------------------------------------------
             Total Common Stock                                       6,798,055
             (Cost $6,587,388)
             -------------------------------------------------------------------
             Warrants -- 0.0%
             -------------------------------------------------------------------
             Hong Kong -- 0.0%
    1,800    Wharf Holdings, Expires 12/31/99 *                           1,182
             (Cost $0)
--------------------------------------------------------------------------------
             Total Investments -- 81.9%                              $6,799,237
             (Cost $6,587,388)
--------------------------------------------------------------------------------

Long Futures Outstanding
------------------------
                                                             Notional
  Number                                      Original       Value at       Unrealized
   of                         Expiration      Notional       10/31/99       Appreciation
Contracts     Description        Date        Value (USD)       (USD)           (USD)
     4        Hang Seng
              Stock Index     Nov., 1999     $328,206        $343,522       $15,316

                       See notes to financial statements.

CHASE VISTA SOUTHEAST ASIAN FUND
Portfolio of Investments (Continued)


As of October 31, 1999

Summary of Investments by Industry, October 31, 1999
----------------------------------------------------
Industry                                              % of Investment Securities
--------------------------------------------------------------------------------
Real Estate                                                      16.9%
Diversified                                                      13.9%
Banking                                                          12.6%
Electronics/Electrical Equipment                                  9.2%
Chemicals                                                         6.0%
Utilities                                                         4.4%
Telecommunications                                                4.2%
Automotive                                                        3.7%
Construction Materials                                            3.4%
Construction                                                      2.5%
Semi-Conductors                                                   2.5%
Metals/Mining                                                     2.4%
Business Services                                                 2.3%
Consumer Products                                                 2.1%
Multi-Media                                                       2.0%
Textiles                                                          2.0%
Other                                                             9.9%
--------------------------------------------------------------------------------
Total                                                           100.0%

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA JAPAN FUND
 Portfolio of Investments
--------------------------------------------------------------------------------

 As of October 31, 1999

Shares        Issuer                                       Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- 94.6%
--------------------------------------------------------------------------------
              Common Stock -- 94.6%
              ---------------------
              Automotive -- 4.8%
    7,000     Fuji Heavy Industries LTD                    $59,429
    4,000     Suzuki Motor Corp., LTD                       60,713
    4,000     Toyota Motor Corp.                           138,367
                                                           -------
                                                           258,509
              Banking -- 11.0%
    8,000     Asahi Bank LTD                                70,985
    8,000     Bank of Tokyo-Mitsubishi LTD                 132,464
    4,000     Dai-Ichi Kangyo Bank LTD                      54,810
    8,000     Industrial Bank of Japan LTD                 108,087
    3,000     Mitsubishi Trust & Banking                    40,332
    4,000     Sanwa Bank LTD                                59,448
    4,000     Sumitomo Bank LTD                             64,316
    6,000     Sumitomo Trust & Banking                      61,288
                                                           -------
                                                           591,730
              Chemicals -- 7.1%
    7,000     Kaneka Corp.                                  91,558
   21,000     Nippon Sanso Corp.                            65,801
    2,000     Shin-Etsu Chemical Co.                        82,407
   14,000     Sumitomo Chemical Co., LTD                    89,747
   19,000     UBE Industries LTD                            54,983
                                                           -------
                                                           384,496
              Computer Networks -- 2.3%
    4,000     Fujitsu LTD                                  120,353

              Construction -- 1.5%
    7,000     Raito Kogyo Co., LTD                          41,050
   12,000     Yokogawa Bridge Corp.                         37,371
                                                           -------
                                                            78,421
              Construction Materials -- 2.2%
    7,000     Asahi Glass Co., LTD                          55,606
   28,000     Taiheiyo Cement Corp.                         61,172
                                                           -------
                                                           116,778
              Consumer Products -- 5.5%
    2,000     Hitachi Maxell                                47,911
        7     Japan Tobacco, Inc.                           77,137
    2,000     KAO Corp.                                     60,943
    1,000     Secom Co. LTD-New *                          106,362
                                                           -------
                                                           292,353
              Distribution -- 1.4%
   10,000     Mitsui & Co., LTD                             73,879

              Electronics/Electrical Equipment -- 14.2%
   11,000     Fujikura LTD                                  67,986
    1,000     Futaba Corp.                                  48,773
      600     Mabuchi Motor Co., LTD                        88,540
    1,000     Murata Manufacturing Co., LTD                128,402
    6,000     NEC Corp.                                    121,311
    2,000     Nitto Denko Corp.                             78,957
    9,000     Sharp Corp.                                  143,158
   14,000     Toshiba Corp.                                 88,003
                                                           -------
                                                           765,130

                       See notes to financial statements.

CHASE VISTA JAPAN FUND
Portfolio of Investments (Continued)

As of October 31, 1999

Shares       Issuer                                      Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Financial Services -- 5.8%
      400    Acom Co., LTD                               $43,695
    8,000    Daiwa Securities Group, Inc.                 85,320
      700    Orix Corp.                                   93,906
      140    Shohkoh Fund & Co., LTD                      85,588
                                                         -------
                                                         308,509
             Food/Beverage Products -- 3.5%
    5,000    Kikkoman Corp.                               41,060
   40,000    Nippon Suisan Kaisha LTD                     86,623
    2,000    Nissin Food Products Co., LTD                57,302
                                                         -------
                                                         184,985
             Health Care/Health Care Services -- 4.4%
    2,000    Hoya Corp.                                  143,733
    3,000    Terumo Corp.                                 91,127
                                                         -------
                                                         234,860
             Insurance -- 1.0%
    4,000    Tokio Marine & Fire Insurance Co.            52,319

             Manufacturing -- 0.9%
    2,000    Glory LTD                                    49,061

             Metals/Mining -- 2.3%
   12,000    Mitsui Mining & Smelting                     67,267
   21,000    Nippon Steel Corp.                           53,325
                                                         -------
                                                         120,592
             Office/Business Equipment -- 1.1%
    2,000    Canon, Inc.                                  56,535

             Pharmaceuticals -- 3.4%
    5,000    Fujisawa Pharmaceutical Co.                 125,048
    1,000    Takeda Chemical Industries                   57,397
                                                         -------
                                                         182,445
             Real Estate -- 0.9%
    5,000    Mitsubishi Estate Co., LTD                   50,067

             Retailing -- 3.0%
    2,500    Aoyama Trading Co., LTD                      79,772
    1,000    Ito-Yokado Co., LTD                          79,916
                                                         -------
                                                         159,688
             Semi-Conductors -- 1.6%
    1,000    Tokyo Electron LTD                           82,982

             Shipping/Transportation -- 1.0%
        9    East Japan Railway Co.                       55,107

             Telecommunications -- 9.3%
       12    Nippon Telegraph & Telephone Corp.          183,978
       12    NTT Mobile Communications Network, Inc.     318,513
                                                         -------
                                                         502,491
             Textiles -- 1.8%
   17,000    Toray Industries, Inc.                       93,666

                       See notes to financial statements.

CHASE VISTA JAPAN FUND
Portfolio of Investments (Continued)

As of October 31, 1999

Shares      Issuer                           Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
            Toys & Games -- 2.4%
    800     Nintendo Co., LTD              $  126,868

            Utilities -- 2.2%
 24,000     Osaka Gas Co., LTD                 80,261
  1,600     Tokyo Electric Power               35,722
                                           ----------
                                              115,983
--------------------------------------------------------------------------------
            Total Investments -- 94.6%     $5,057,807
            (Cost $3,983,422)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA LATIN AMERICAN EQUITY FUND
 Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 1999

Shares          Issuer                                                    Value (USD)
Long-Term Investments -- 99.5%
                Common Stock -- 99.5%
                ---------------------
                Argentina -- 4.9%
     8,800      Telefonica de Argentina SA, ADR                           $  225,500

                Brazil -- 42.1%
11,600,000      Centrais Eletricas Brasileiras SA                            199,668
     5,000      Companhia Brasileira de Distribuicao Grupo Pao de
                Acucar ADR                                                   109,375
 2,520,000      Companhia de Saneamento Basico SAO PA                        169,761
13,000,310      Companhia Energetica de Minas Gerais, Preference
                Shares                                                       185,144
    30,000      Companhia Paranaense de Energia ADR                          198,750
   300,000      Confab Industrial SA, Preference Shares                      169,054
 2,300,000      Eletropaulo Metropolitana de Sao Paulo SA, Preference
                Shares *                                                     104,865
     6,000      Embratel Participacoes SA, ADR                                77,250
10,000,000      Petrobras Distribuidora, Preference Shares                    90,572
   150,000      Sadia SA, Preference Shares                                   98,359
     2,000      Tele Centro Sul Participacoes SA, ADR                        119,500
     5,600      Tele Norte Leste Participacoes SA, ADR                        94,500
     1,000      Telecomunicacoes Brasileiras SA, Preferred Block, ADR         77,875
       812      Telecomunicacoes de Sao Paulo SA, Preference Shares               76
     3,500      Telemig Celular Participacoes SA, ADR                         96,031
     6,500      Telesp Celular Participacoes SA, ADR                         160,064
                                                                          ----------
                                                                           1,950,844
                Chile -- 6.4%
     5,100      Compania de Telecomunicaciones de Chile ADR                   85,106
    20,000      Maderas y Sinteticos SA, ADR                                 212,500
                                                                          ----------
                                                                             297,606
                Mexico -- 41.2%
    60,000      Alfa SA, Class A                                             230,158
    10,646      Cemex SA, ADR *                                              239,535
    60,000      Corporacion GEO SA, Class B, ADR *                           151,674
   225,500      Embotelladora Argos                                          210,224
   400,000      Grupo Elektra SA                                             190,604
   175,000      Grupo Financiero Banorte *                                   217,285
    12,000      Grupo Televisa SA *                                          253,516
    75,000      Sanluis Corp. SA *                                           133,298
     3,300      Telefonos de Mexico ADR                                      282,150
                                                                          ----------
                                                                           1,908,444
                Peru -- 4.9%
    10,000      Credicorp LTD                                                106,250
    10,500      Telefonica del Peru SA, ADR                                  121,406
                                                                          ----------
                                                                             227,656
--------------------------------------------------------------------------------------
                Total Investments -- 99.5%                                $4,610,050
                (Cost $4,614,996)
--------------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA LATIN AMERICAN EQUITY FUND
Portfolio of Investments (Continued)

As of October 31, 1999

Summary of Investments by Industry, October 31, 1999
----------------------------------------------------
Industry                                              % of Investment Securities
--------------------------------------------------------------------------------
Telecommunications                                              26.9%
Utilities                                                       18.6%
Construction Materials                                           9.8%
Financial Services                                               7.0%
Food/Beverage Products                                           6.7%
Retailing                                                        6.5%
Broadcasting/Cable                                               5.5%
Diversified                                                      5.0%
Metals/Mining                                                    3.7%
Real Estate                                                      3.3%
Automotive                                                       2.9%
Telecommunications Equipment                                     2.1%
Other                                                            2.0%
--------------------------------------------------------------------------------
Total                                                          100.0%

Index:
* -- Non-income producing security.
@ -- All or a portion of this security is segregated for forward foreign currency contracts.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

--------------------------------------------------------------------------------

       STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

--------------------------------------------------------------------------------

                                                     European       Southeast
                                                       Fund        Asian Fund      Japan Fund
ASSETS:
  Investment securities, at value (Note 1) .....    $57,420,189   $6,799,237      $5,057,807
  Cash (a) .....................................      1,103,733    1,102,207         399,038
  Foreign Currency (a) .........................      1,389,279      528,569          25,316
  Other assets .................................            486           65              39
  Receivables:
   Variation margin on futures contracts .......             --       15,316              --
   Open forward currency contracts .............             --       10,246              --
   Investment securities sold ..................      2,352,736           --          57,025
   Interest and dividends ......................         98,046       11,887          22,611
   Fund shares sold ............................        217,207       16,507              --
   Expense reimbursement from Distributor ......             --        9,987          13,656
--------------------------------------------------------------------------------------------
     Total Assets ..............................     62,581,676    8,494,021       5,575,492
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Investment securities purchased .............      3,112,206       90,893         121,001
   Fund shares redeemed ........................         71,934       41,445          72,425
   Open forward currency contracts .............             --        3,368              --
  Accrued liabilities: (Note 2)
   Investment advisory fees ....................         32,003           --              --
   Administration fees .........................          7,385           --              --
   Shareholder servicing fees ..................          2,402           --              --
   Distribution fees ...........................         17,111        2,002             655
   Custody fees ................................         28,871       18,199           5,405
   Other .......................................         52,865       37,744          27,485
--------------------------------------------------------------------------------------------
     Total Liabilities .........................      3,324,777      193,651         226,971
--------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital ..............................     51,996,902   11,759,336       5,635,445
  Accumulated undistributed net
  investment income (loss) .....................         (1,871)      91,707         (14,082)
  Accumulated undistributed net realized
  gain (loss) on investments, futures and
  foreign exchange transactions ................      1,261,270   (3,784,523)     (1,347,042)
  Net unrealized appreciation of investments,
  futures contracts and foreign exchange
  transactions .................................      6,000,598      233,850       1,074,200
--------------------------------------------------------------------------------------------
    Total Net Assets ...........................    $59,256,899   $8,300,370      $5,348,521
--------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares
authorized):
  Class A Shares ...............................      2,889,835      580,331         432,678
  Class B Shares ...............................        620,088      372,278         112,832
  Class C Shares ...............................         90,097           --              --
Net Asset Value:
  Class A Shares (and redemption price) ........    $     16.52   $     8.79      $     9.84
  Class B Shares* ..............................    $     16.18   $     8.56      $     9.65
  Class C Shares* ..............................    $     16.19           --              --
Class A Maximum Public Offering Price Per
Share (net asset value per share/94.25%) .......    $     17.53   $     9.33      $    10.44
--------------------------------------------------------------------------------------------
Cost of investments ............................    $51,414,315   $6,587,388      $3,983,422
--------------------------------------------------------------------------------------------
Cost of foreign currency .......................    $ 1,397,871   $  528,761      $   25,211
--------------------------------------------------------------------------------------------

  * Redemption price may be reduced by contingent deferred sales charge.
(a) Includes cash or foreign currency segregated for open futures contracts.

                       See notes to financial statements.

             STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

                                                                Latin American     International
                                                                  Equity Fund       Equity Fund
ASSETS:
  Investment securities, at value (Note 1) ..................   $4,610,050        $32,567,796
  Cash (a) ..................................................       20,402                --
  Other assets ..............................................           42               112
  Receivables:
   Interest and dividends ...................................       23,557                --
   Fund shares sold .........................................           --         1,390,008
   Expense reimbursement from Distributor ...................        9,850                --
---------------------------------------------------------------------------------------------
     Total Assets ...........................................    4,663,901        33,957,916
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Fund shares redeemed .....................................        1,159            21,026
  Accrued liabilities: (Note 2)
   Shareholder servicing fees ...............................           --             4,703
   Distribution fees ........................................           35             3,907
   Custody fees .............................................        3,044                --
   Other ....................................................       25,695            96,927
---------------------------------------------------------------------------------------------
     Total Liabilities ......................................       29,933           126,563
---------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital ...........................................   $7,592,371        $28,174,414
  Accumulated undistributed net investment income (loss).....         (237)           40,617
  Accumulated net realized gain (loss) on investments,
  futures and foreign exchange transactions .................   (2,949,044)        1,762,457
  Net unrealized appreciation (depreciation) of
  investments, futures contracts and foreign exchange
  transactions ..............................................       (9,122)        3,853,865
---------------------------------------------------------------------------------------------
    Total Net Assets ........................................   $4,633,968        $33,831,353
---------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($.001 par value;
unlimited number of shares authorized):
  Class A Shares ............................................      779,180         1,958,172
  Class B Shares ............................................        9,405           507,674
  Class C Shares ............................................           --                --
Net Asset Value:
  Class A Shares (and redemption price) .....................   $     5.88        $    13.77
  Class B Shares* ...........................................   $     5.84        $    13.51
  Class C Shares* ...........................................           --                --
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%) ..........................   $     6.24        $    14.61
---------------------------------------------------------------------------------------------
Cost of investments .........................................   $4,614,996        $       --
---------------------------------------------------------------------------------------------

 *Redemption price may be reduced by contingent deferred sales charge.
(a) Includes cash or foreign currency segregated for open futures contracts.

                       See notes to financial statements.

--------------------------------------------------------------------------------

       STATEMENT OF OPERATIONS For the year ended October 31, 1999

--------------------------------------------------------------------------------

                                                        European      Southeast      Japan
                                                          Fund        Asian Fund      Fund
INVESTMENT INCOME:
  Dividend .........................................    $  780,593   $   87,988     $   25,814
  Interest .........................................        67,444       26,890          7,914
  Foreign taxes withheld ...........................       (93,022)      (2,681)        (3,872)
----------------------------------------------------------------------------------------------
    Total investment income ........................       755,015      112,197         29,856
----------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
  Investment advisory fees .........................       555,370       60,365         35,137
  Administration fees ..............................        83,305        9,055          5,270
  Shareholder servicing fees .......................        29,162        3,357          1,618
  Distribution fees ................................       197,167       21,805         11,965
  Custodian fees ...................................       103,845       82,063         42,313
  Printing and postage .............................        43,146        5,068             --
  Professional fees ................................        35,381       15,081         20,405
  Registration expenses ............................        28,821       26,495         24,515
  Transfer agent fees ..............................       158,627       70,482         47,993
  Trustees' fees and expenses ......................         2,777          302            175
  Other ............................................            --       11,452          6,661
----------------------------------------------------------------------------------------------
    Total expenses .................................     1,237,601      305,525        196,052
----------------------------------------------------------------------------------------------
  Less amounts waived (Note 2E) ....................       178,633       84,510         49,443
  Less expense reimbursements ......................            --      105,313         80,655
----------------------------------------------------------------------------------------------
   Net expenses ....................................     1,058,968      115,702         65,954
----------------------------------------------------------------------------------------------
    Net investment loss ............................      (303,953)      (3,505)       (36,098)
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments .....................................     1,939,685    1,532,418        610,276
   Futures transactions ............................         1,801      106,058         53,397
   Foreign exchange transactions ...................      (205,028)     123,006        (28,822)
  Change in net unrealized appreciation/
  depreciation of:
   Investments .....................................     5,738,176       72,398        993,118
   Futures contracts ...............................            --       (8,510)        (4,763)
   Foreign exchange transactions ...................        13,600       (5,742)        (3,050)
----------------------------------------------------------------------------------------------
Net realized and unrealized gain ...................     7,488,234    1,819,628      1,620,156
----------------------------------------------------------------------------------------------
Net increase in net assets from operations .........    $7,184,281   $1,816,123     $1,584,058


                       See notes to financial statements.

          STATEMENT OF OPERATIONS For the year ended October 31, 1999

                                                           Latin American     International
                                                             Equity Fund       Equity Fund
INVESTMENT INCOME:
  Dividend .............................................   $ 184,888         $       --
  Interest .............................................      11,617                 --
  Investment income from Portfolio .....................          --            375,899
  Foreign taxes withheld ...............................     (12,993)           (40,654)
  Expenses from Portfolio after fee waivers ............          --           (192,017)
---------------------------------------------------------------------------------------
    Total investment income ............................     183,512            143,228
---------------------------------------------------------------------------------------
EXPENSES: (Note 2)
  Investment advisory fees .............................      54,445                 --
  Administration fees ..................................       8,167             26,352
  Shareholder servicing fees ...........................      13,612             65,878
  Distribution fees ....................................      13,924            101,735
  Accounting fees ......................................          --             59,834
  Custodian fees .......................................      62,218                 --
  Printing and postage .................................       7,373             55,206
  Professional fees ....................................      19,394             10,974
  Registration expenses ................................      25,042             27,369
  Transfer agent fees ..................................      40,540            151,141
  Trustees' fees and expenses ..........................         272                790
  Other ................................................       6,726                998
---------------------------------------------------------------------------------------
    Total expenses .....................................     251,713            500,277
---------------------------------------------------------------------------------------
  Less amounts waived (Note 2E) ........................      89,680             92,230
  Less expense reimbursements ..........................      66,357             36,380
---------------------------------------------------------------------------------------
   Net expenses ........................................      95,676            371,667
---------------------------------------------------------------------------------------
    Net investment income (loss) .......................      87,836           (228,439)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain (loss) on:
   Investments .........................................    (868,679)         2,153,146
   Futures transactions ................................          --             62,118
   Foreign exchange transactions .......................    (100,000)          (145,388)
  Change in net unrealized appreciation/depreciation of:
   Investments .........................................   1,259,812          2,887,054
   Foreign exchange transactions .......................      (3,760)                --
---------------------------------------------------------------------------------------
Net realized and unrealized gain .......................     287,373          4,956,930
---------------------------------------------------------------------------------------
Net increase in net assets from operations .............   $ 375,209         $4,728,491
---------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

                                                                  European Fund
                                                          ------------------------------
                                                                    Year Ended
                                                          ------------------------------
                                                            10/31/99       10/31/98
------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net investment income (loss) .........................  $  (303,953)  $   (63,427)
   Net realized gain (loss) on investments, futures
   and foreign exchange transactions ....................    1,736,458       507,094
   Change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   exchange transactions ................................    5,751,776      (512,211)
------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................    7,184,281       (68,544)
------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  (Note 1)
   Net investment income ................................     (251,426)     (270,343)
   Net realized gain on investment transactions .........     (363,917)   (1,883,844)
   Tax return of capital ................................           --            --
------------------------------------------------------------------------------------
     Total distributions to shareholders ................     (615,343)   (2,154,187)
------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#.      9,487,635    30,240,238
------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............   16,056,573    28,017,507
  NET ASSETS:
   Beginning of period ..................................   43,200,326    15,182,819
------------------------------------------------------------------------------------
   End of period ........................................  $59,256,899   $43,200,326
------------------------------------------------------------------------------------

                                                               Southeast Asian Fund               Japan Fund
                                                          ------------------------------ -----------------------------
                                                                    Year Ended                    Year Ended
                                                          ------------------------------ -----------------------------
                                                           10/31/99        10/31/98       10/31/99       10/31/98
-----------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net investment income (loss) .........................  $   (3,505)   $   34,147       $  (36,098)  $  (26,325)
   Net realized gain (loss) on investments, futures
   and foreign exchange transactions ....................   1,761,482    (4,334,222)         634,851   (1,738,411)
   Change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   exchange transactions ................................      58,146     2,604,641          985,305      476,872
-----------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................   1,816,123    (1,695,434)       1,584,058   (1,287,864)
-----------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  (Note 1)
   Net investment income ................................          --            --               --     (187,298)
   Net realized gain on investment transactions .........          --            --               --           --
   Tax return of capital ................................          --       (36,196)              --      (98,133)
-----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................          --       (36,196)              --     (285,431)
-----------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#.     2,579,265    (1,981,050)       1,603,523   (3,166,483)
-----------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............   4,395,388    (3,712,680)       3,187,581   (4,739,778)
  NET ASSETS:
   Beginning of period ..................................   3,904,982     7,617,662        2,160,940    6,900,718
-----------------------------------------------------------------------------------------------------------------
   End of period ........................................  $8,300,370    $3,904,982       $5,348,521   $2,160,940
-----------------------------------------------------------------------------------------------------------------

*Commencement of operations.
#See detailed Capital Share Transactions.

                       See notes to financial statements.

--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

                                                                     Latin American Equity Fund      International Equity Fund
                                                                   ------------------------------- -----------------------------
                                                                         Year         12/01/97*             Year Ended
                                                                        Ended          Through     -----------------------------
                                                                       10/31/99        10/31/98       10/31/99       10/31/98
                                                                   --------------- --------------- -------------- --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ................................   $   87,836      $  166,000      $  (228,439)   $  (166,656)
   Net realized gain (loss) on investments, futures and foreign
   exchange transactions .......................................     (968,679)     (2,131,286)       2,069,876      1,109,481
   Change in unrealized appreciation/depreciation of
   investments, futures contracts and foreign exchange
   transactions ................................................    1,256,052      (1,265,174)       2,887,054        431,677
-----------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations .........      375,209      (3,230,460)       4,728,491      1,374,502
-----------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income .......................................           --        (115,165)              --       (123,572)
   Net realized gain on investment transactions ................           --              --       (1,077,930)      (678,827)
   Tax return of capital .......................................      (37,347)        (27,259)              --             --
-----------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders .......................      (37,347)       (142,424)      (1,077,930)      (802,399)
-----------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions# .........   (2,048,127)      9,717,117        4,778,630     (6,425,985)
-----------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ...................   (1,710,265)      6,344,233        8,429,191     (5,853,882)
  NET ASSETS:
   Beginning of period .........................................    6,344,233              --       25,402,162     31,256,044
-----------------------------------------------------------------------------------------------------------------------------
   End of period ...............................................   $4,633,968      $6,344,233      $33,831,353    $25,402,162
-----------------------------------------------------------------------------------------------------------------------------

*Commencement of operations.
#See detailed Capital Share Transactions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA FUNDS EUROPEAN FUND
 Capital Share Transactions
--------------------------------------------------------------------------------

 CHASE VISTA FUNDS EUROPEAN FUND
 Capital Share Transactions

 For the periods indicated


---------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended October 31, 1999*
---------------------------------------------------------------------------------------------------------------------------------
                                              Class A                          Class B                       Class C
                                        Amount          Shares          Amount          Shares        Amount        Shares
---------------------------------------------------------------------------------------------------------------------------------
      Shares sold                     $  35,569,006       2,251,966    $  7,411,851       474,721    $1,725,302      111,256
---------------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment
      of distributions                      218,038          13,910          81,769         5,314           428           28
---------------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                   (27,100,315)     (1,707,222)     (8,088,735)     (524,167)     (329,709)     (21,187)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
      in Trust shares outstanding     $   8,686,729         558,654    $   (595,115)      (44,132)   $1,396,021       90,097
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended October 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                 Class A                            Class B
                                          Amount           Shares          Amount            Shares
---------------------------------------------------------------------------------------------------------------------------------
      Shares sold                       $ 24,838,015      1,566,625      $  9,810,431         635,367
---------------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment
      of distributions                     1,134,729         90,297           290,599          23,583
---------------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                     (3,631,341)      (245,168)       (2,202,195)       (153,965)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in
      Trust shares outstanding          $ 22,341,403      1,411,754      $  7,898,835         504,985
---------------------------------------------------------------------------------------------------------------------------------

       *For Class C shares, from commencement of offering on November 1, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA FUNDS SOUTHEAST ASIAN FUND
 Capital Share Transactions
--------------------------------------------------------------------------------

 CHASE VISTA FUNDS SOUTHEAST ASIAN FUND
 Capital Share Transactions

 For the periods indicated

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                       Class A                           Class B
                                                                Amount            Shares          Amount          Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                              $  2,520,666         326,295      $3,042,748         361,807
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions                     --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                            (2,004,450)       (253,510)       (979,699)       (126,074)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding      $    516,216          72,785      $2,063,049         235,733
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended October 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Class A                         Class B
                                                                 Amount           Shares          Amount          Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                              $  1,440,407         213,843      $  972,858         138,436
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions                 15,760           2,646           3,461             606
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                            (3,567,263)       (522,912)       (846,273)       (134,677)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding      $ (2,111,096)       (306,423)     $  130,046           4,365
-----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA FUNDS JAPAN FUND
 Capital Share Transactions
--------------------------------------------------------------------------------

 CHASE VISTA FUNDS JAPAN FUND
 Capital Share Transactions

 For the periods indicated

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                        Class A                          Class B
                                                                Amount            Shares          Amount           Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                              $  3,535,327         428,187      $   545,856         68,871
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions                     --              --               --             --
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                            (2,332,878)       (271,810)        (144,782)       (17,872)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding      $  1,202,449         156,377      $   401,074         50,999
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended October 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                        Class A                           Class B
                                                                 Amount           Shares           Amount           Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                              $    449,737          55,013      $    245,921          30,693
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions                 64,699           7,532            48,224           5,653
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                            (2,479,074)       (312,499)       (1,495,990)       (175,456)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding      $ (1,964,638)       (249,954)     $ (1,201,845)       (139,110)
-----------------------------------------------------------------------------------------------------------------------------

                 See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA FUNDS LATIN AMERICAN EQUITY FUND
 Capital Share Transactions
--------------------------------------------------------------------------------

 CHASE VISTA FUNDS LATIN AMERICAN EQUITY FUND
 Capital Share Transactions

 For the periods indicated

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                         Class A                        Class B
                                                                 Amount           Shares          Amount        Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                              $    612,114         103,276      $  28,229         5,094
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions                    990             180            171            31
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                            (2,670,916)       (460,632)       (18,715)       (3,302)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding      $ (2,057,812)       (357,176)     $   9,685         1,823
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             Period Ended October 31, 1998*
-----------------------------------------------------------------------------------------------------------------------------
                                                                       Class A                        Class B
                                                                Amount           Shares         Amount       Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                              $ 10,976,012      1,333,183      $46,011        7,581
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions                 21,263          2,684           61            8
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                            (1,326,180)      (199,511)         (50)          (7)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding      $  9,671,095      1,136,356      $46,022        7,582
-----------------------------------------------------------------------------------------------------------------------------

       *For Class A shares, from commencement of operations on December 1, 1997. For Class B shares, from commencement of offering on March 24, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 CHASE VISTA FUNDS INTERNATIONAL EQUITY FUND
 Capital Share Transactions
--------------------------------------------------------------------------------

 CHASE VISTA FUNDS INTERNATIONAL EQUITY FUND
 Capital Share Transactions

 For the periods indicated

-----------------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Class A                          Class B
                                                               Amount          Shares           Amount         Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                            $  41,065,896       3,215,748    $  6,951,949       561,207
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions               646,590          52,060         292,986        23,956
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                          (35,456,364)     (2,796,866)     (8,722,427)     (701,350)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding    $   6,256,122         470,942    $ (1,477,492)     (116,187)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended October 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Class A                         Class B
                                                               Amount          Shares          Amount          Shares
-----------------------------------------------------------------------------------------------------------------------------
      Shares sold                                            $  22,214,113       1,760,489    $  7,895,936       635,787
-----------------------------------------------------------------------------------------------------------------------------
      Shares issued in reinvestment of distributions               477,098          41,144         181,139        15,881
-----------------------------------------------------------------------------------------------------------------------------
      Shares redeemed                                          (28,433,278)     (2,235,592)     (8,760,993)     (696,779)
-----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Trust shares outstanding    $  (5,742,067)       (433,959)   $   (683,918)      (45,111)
-----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

       CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. European Fund ("EF"), Southeast Asian Fund ("SEAF"), Japan Fund ("JF"), Latin American Equity Fund ("LAEF") and International Equity Fund ("IEF"), collectively, the "Funds", are five separate series of the Trust. The Funds (except for EF) each offer two classes of shares. EF offers three classes of shares. Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. IEF

   Since inception, IEF has utilized the Master Feeder Fund Structure. IEF seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of October 31, 1999, IEF owned 99.99% of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

      1. Valuation of Investments -- IEF records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

      2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars. The foreign currency translation policy is more fully discussed in the notes to those financial statements.

      3. Investment Income -- IEF records daily its pro-rata share of the Portfolio's income and expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/ depreciation represent the Fund's share of such elements allocated from the Portfolio.

   B. EF, SEAF, JF and LAEF

   Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

      1. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

      Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      2. Repurchase Agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

      3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

      The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

   The Funds held open futures contracts as of October 31, 1999 as listed on the Portfolio of Investments.

   4. Written Options -- When a fund writes an option on a futures contract, an equal amount to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss if the cost of the closing transaction exceeds the premium received when the option was written.

   The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   As of October 31, 1999, there were no outstanding written options.

   5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   a. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

      6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

      At October 31, 1999, the Funds had outstanding forward foreign currency contracts as detailed in Note 5.

      7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

      8. Bank Borrowings -- The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Funds also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

      The Funds had no borrowings outstanding at October 31, 1999 nor at any time during the year.

     C. General Policies

      1. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

      2. Distributions to Shareholders -- Dividends paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition --
       "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

      The following amounts were reclassified within the capital accounts:

                                      Accumulated
                                     undistributed/        Accumulated
                                   (overdistributed)      net realized
                       Paid-in       net investment        gain (loss)
                       capital           income          on investments
-------------------------------------------------------------------------
  EF ..............   $   486      $        346,648      $(347,134)
  SEAF ............       140               134,168       (134,308)
  JF ..............   (23,845)                6,581         17,264
  LAEF ............   (49,360)              (50,640)       100,000
  IEF .............       532               224,059       (224,591)
-------------------------------------------------------------------------

      The reclassifications for EF, JF and IEF primarily relate to the character for tax purposes of current year net operating losses and foreign currency losses. The reclassifications for SEAF primarily relate to the character for tax purposes of foreign currency gains. The reclassifications for LEAF primarily relate to the character for tax purposes of current year distributions and foreign currency losses.

      Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

      3. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to EF, SEAF, JF, and LAEF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the average daily net assets of each Fund. The Advisor voluntarily waived all or a portion of its fees as outlined in
   Note 2.E below.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

   B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds and Class A of IEF and LAEF, and Class C of EF, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B and C Shares of each Fund and for the Class A Shares of LAEF and IEF. No Shareholder Servicing Fees have been charged to Class A Shares of EF, SEAF and JF. The Shareholder Servicing Agents voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

   Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds.

   C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B and Class C Distribu-tion Plans provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

   D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives a fee from EF, SEAF, JF, and LAEF computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets, and a fee from IEF at the annual rate equal to 0.05% of the Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

   E. Waivers of fees -- For the year ended October 31, 1999, the Investment Adviser, Administrator, Shareholder Servicing Agents and Distributor voluntarily waived fees for each of the Funds as follows:

             Fee Waivers               EF         SEAF       JF         LAEF       IEF
-------------------------------------------------------------------------------------------
    Investment Advisory ............ $178,633    $60,365    $35,137    $54,445    $    --
    Administration .................       --      9,055      5,270      8,167     26,352
    Shareholder Servicing ..........       --      3,357      1,618     13,612     17,928
    Distribution ...................       --     11,733      7,418     13,456     47,950
                                     --------    -------    -------    -------    -------
      Total ........................ $178,633    $84,510    $49,443    $89,680    $92,230
                                     ========    =======    =======    =======    =======

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for EF, SEAF, JF, and LAEF. Compensation for such services is presented in the Statement of Operations as custodian fees.

   The Distributor voluntarily reimbursed certain expenses of the Funds in the amounts as shown on the Statement of Operations.

   EF, SEAF and JF earned approximately $38,346, $25,169 and $7,914, respectively, in interest income on deposits placed with an affiliate of Chase. At October 31, 1999, receivables related to these deposits were $5,181, $1,490 and $12,050 for EF, SEAF and JF, respectively. These amounts have been included in the receivable for interest and dividends on the Statement of Assets and Liabilities.

3. Investment Transactions

For the year ended October 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows:

                                                   EF             SEAF           JF           LAEF
-------------------------------------------------------------------------------------------------------
   Purchases (excluding U.S. Government)...... $90,508,043    $16,157,577     $5,699,049    $4,121,118
   Sales (excluding U.S. Government) .........  79,035,338     11,871,469      4,090,189     5,188,743

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1999, are as follows:

                                                EF            SEAF           JF           LAEF
-----------------------------------------------------------------------------------------------------
   Aggregate cost ......................... $51,537,069     $6,783,575    $3,997,120    $4,692,933
                                            -----------     ----------    ----------    ----------
    Gross unrealized appreciation..........  $7,933,905     $  493,383    $1,150,148    $  459,425
    Gross unrealized depreciation..........  (2,050,785)      (477,721)      (89,461)     (542,308)
                                            -----------     ----------    ----------    ----------
   Net unrealized appreciation/
    (depreciation) ........................  $5,883,120     $   15,662    $1,060,687    $  (82,883)
                                            ===========     ==========    ==========    ==========

At October 31, 1999, SEAF had a net capital loss carryover of approximately $3,686,441, which will be available to offset capital gains arising through October 31, 2005 and 2006. JF had a net capital loss carryover of approximately $1,347,042, which will be available to offset capital gains arising through October 31, 2006. LAEF had a net capital loss carryover of approximately $2,871,107, which will be available to offset capital gains arising through October 31, 2006 and 2007. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Open Forward Foreign Currency Contracts

The following forward foreign currency contracts were open at October 31, 1999:



                              SEAF
----------------------------------------------------------------------
     Contract                                        Unrealized
      Amount          Contract Amount   Settlement   Gain/(Loss)
     Purchased              Sold           Date         (USD)
----------------------------------------------------------------------
   Unrealized Gain
   ---------------
      600,000 USD        925,455 AUD    11/30/99      $ 10,246
                                                      ========
   Unrealized Loss
   ---------------
    2,500,000 USD     19,454,500 HKD    11/19/99      $ (2,938)
       55,705 USD         93,000 SGD    11/01/99          (189)
       30,044 USD      1,169,000 THB    11/01/99          (241)
                                                      --------
                                                      $ (3,368)
                                                      ========

------------
AUD--Australian Dollar
HKD--Hong Kong Dollar
SGD--Singapore Dollar
THB--Thailand Bhat
USD--U.S. Dollar

6. Foreign Cash Positions


                                        EF
----------------------------------------------------------------------------------
                                                         Market     Net Unrealized
                               Local        Cost         Value          (Loss)
Currency                     Currency      (USD)         (USD)          (USD)
----------------------------------------------------------------------------------
   British Pound Sterling    797,959    $1,317,727    $1,309,474      $(8,253)
   EURO                       74,994        79,157        78,822         (335)
   German Deutsche Mark          101            --            --           --
   Swedish Krona                  49             6             6           --
   Swiss Franc                 1,489           981           977           (4)
                                        ----------    ----------      ----------
                                        $1,397,871    $1,389,279      $(8,592)
                                        ==========    ==========      =========

                                    SEAF
--------------------------------------------------------------------------------
                                                    Market    Net Unrealized
                            Local        Cost       Value      Gain (Loss)
Currency                  Currency      (USD)       (USD)         (USD)
--------------------------------------------------------------------------------
   Australian Dollar       188,096    $121,581    $119,862      $ (1,719)
   Hong Kong Dollar      1,240,466     159,776     159,658          (118)
   Indonesian Rupiah       579,146          71          85            14
   New Zealand Dollar          812         438         411           (27)
   Philippine Peso       2,548,310      63,595      63,469          (126)
   Singapore Dollar         93,300      56,415      56,075          (340)
   Taiwan Dollars        3,132,947      97,716      98,706           990
   Thai Baht             1,169,732      29,169      30,303         1,134
                                      --------    --------      --------
                                      $528,761    $528,569      $   (192)
                                      ========    ========      ========

                                          JF
--------------------------------------------------------------------------------
                                                          Net
                                           Market     Unrealized
                    Local       Cost       Value         Gain
   Currency        Currency        (USD)       (USD)         (USD)
--------------------------------------------------------------------------------
   Japanese Yen   2,641,935     $25,211     $25,316    $      105
                              =========   =========   ===========

7. Options

The following is a summary of written option activity for the year ended October 31, 1999 by SEAF:

                                                     Shares
                                                  Subject to
   Covered Call Options                             Contract       Premiums
--------------------------------------------------------------------------------
    Balance at beginning of period ...............    --               $     --
    Options written ..............................     4                  5,258
    Options closed ...............................    --                     --
    Options expired ..............................    (4)                (5,258)
    Options excercised ...........................    --                     --
                                                    ----               --------
    Options outstanding at end of period .........    --               $     --

8. Concentrations

At October 31, 1999, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 1999 EF invested approximately 28.6% of its net assets in issuers in the United Kingdom; SEAF invested approximately 20.1% of its net assets in issuers in Hong Kong; LAEF invested approximately 42.1% and 41.2%, respectively, of its net assets in issuers in Brazil and Mexico. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all SEAF, JF and LAEF net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

9. Retirement Plans

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:


                             Pension           Accrued Pension
      Fund:                  Expenses             Liability
--------------------------------------------------------------
   EF ...........            $    878          $1,871
   SEAF..........                  77             669
   JF ...........                  43             384
   LAEF .........                 108             237
   IEF ..........                 238           1,228

--------------------------------------------------------------------------------

 CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   Vista European Fund
                                                  -----------------------------------------------------
                                                                      Class A
                                                  ----------------------------------------------------
                                                  Year Ended                                11/02/95*
                                                  ------------------------------------      Through
                                                    10/31/99     10/31/98     10/31/97      10/31/96
                                                  ----------     --------     --------     ---------
Net asset value, beginning of period ............  $   14.47    $   14.10    $   11.99    $    10.00
                                                  ----------    ---------    ---------    ----------
Income from investment operations:
 Net investment income ..........................      (0.06)@       0.15         0.05          0.15
 Net gains or losses in securities
 (both realized and unrealized) .................       2.31         2.16         3.01          1.93
                                                  ----------    ---------    ---------    ----------
  Total from investment operations ..............       2.25         2.31         3.06          2.08
                                                  ----------    ---------    ---------    ----------
Distributions to shareholders from:
 Dividends from net investment income ...........       0.09         0.22         0.10          0.09
 Distributions from capital gains ...............       0.11         1.72         0.85            --
                                                  ----------    ---------    ---------    ----------
  Total dividends and distributions .............       0.20         1.94         0.95          0.09
                                                  ----------    ---------    ---------    ----------
Net asset value, end of period ..................  $   16.52    $   14.47    $   14.10    $    11.99
                                                  ==========    =========    =========    ==========
Total return (1) ................................      15.60%       18.71%       28.19%        20.78%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ........  $  47,759    $  33,743    $  12,965    $    6,358
Ratios to average net assets #:
 Expenses .......................................       1.74%        1.74%        1.75%         1.75%
 Net investment income ..........................      (0.40%)      (0.07%)       0.32%         1.44%
 Expenses without waivers and reimbursements ....       2.06%        2.38%        2.84%         3.49%
 Net investment income without waivers and
 reimbursements .................................      (0.72%)      (0.71%)      (0.77%)       (0.30%)
Portfolio turnover rate .........................        149%         183%         170%          186%
-----------------------------------------------------------------------------------------------------


                                                            Class B                                      Class C
                                                  ---------------------------------------------------- -----------
                                                               Year Ended                   11/03/95** 11/01/98**
                                                  --------------------------------------      Through    Through
                                                    10/31/99     10/31/98     10/31/97       10/31/96   10/31/99
                                                  ----------     --------     --------      ---------   --------
Net asset value, beginning of period ............  $   14.24    $   13.93    $   11.93    $      9.97   $ 14.24
                                                  ----------    ---------    ---------    -----------   --------
Income from investment operations:
 Net investment income ..........................      (0.18)@       0.08         0.04           0.07    (0.08)@
 Net gains or losses in securities
 (both realized and unrealized) .................       2.26         2.10         2.89           1.96     2.17
                                                  ----------    ---------    ---------    -----------   --------
  Total from investment operations ..............       2.08         2.18         2.93           2.03     2.09
                                                  ----------    ---------    ---------    -----------   --------
Distributions to shareholders from:
 Dividends from net investment income ...........       0.03         0.15         0.08           0.07     0.03
 Distributions from capital gains ...............       0.11         1.72         0.85             --     0.11
                                                  ----------    ---------    ---------    -----------   --------
  Total dividends and distributions .............       0.14         1.87         0.93           0.07     0.14
                                                  ----------    ---------    ---------    -----------   --------
Net asset value, end of period ..................  $   16.18    $   14.24    $   13.93    $     11.93   $ 16.19
                                                  ==========    =========    =========    ===========   ========
Total return (1) ................................      14.66%       17.89%       27.25%         20.35%   14.73%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ........  $  10,038    $   9,457    $   2,218    $       190   $1,460
Ratios to average net assets #:
 Expenses .......................................       2.51%        2.50%        2.51%          2.47%    2.51%
 Net investment income ..........................      (1.12%)      (0.75%)      (0.30%)         0.80%   (0.61%)
 Expenses without waivers and reimbursements ....       2.83%        2.91%        3.58%          3.83%    2.83%
 Net investment income without waivers and
 reimbursements .................................      (1.44%)      (1.16%)      (1.37%)        (0.56%)  (0.93%)
Portfolio turnover rate .........................        149%         183%         170%           186%     149%
---------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Commencement of offering of class of shares.
 @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

 CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                               Southeast Asian Fund
                                                       -------------------------------------
                                                                      Class A
                                                       -------------------------------------
                                                                     Year Ended
                                                       -------------------------------------
                                                         10/31/99     10/31/98     10/31/97
                                                       ----------     --------     --------
Net asset value, beginning of period .................  $    6.09    $    8.07    $   11.97
                                                       ----------    ---------    ---------
Income from investment operations:
 Net investment income ...............................       0.01         0.06         0.07
 Net gains or losses in securities
 (both realized and unrealized) ......................       2.69        (1.99)       (3.31)
                                                       ----------    ---------    ---------
  Total from investment operations ...................       2.70        (1.93)       (3.24)
                                                       ----------    ---------    ---------
Distributions to shareholders from:
 Dividends from net investment income ................         --           --           --
 Distributions from capital gains ....................         --           --         0.64
 Tax return of capital ...............................         --         0.05         0.02
                                                       ----------    ---------    ---------
  Total dividends and distributions ..................         --         0.05         0.66
                                                       ----------    ---------    ---------
Net asset value, end of period .......................  $    8.79    $    6.09    $    8.07
                                                       ==========    =========    =========
Total return (1) .....................................      44.33%      (23.85%)     (28.86%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .............  $   5,108    $   3,089    $   6,566
Ratios to average net assets #:
 Expenses ............................................       1.74%        1.76%        1.75%
 Net investment income ...............................       0.17%        0.82%        0.42%
 Expenses without waivers and reimbursements .........       4.87%        4.01%        2.84%
 Net investment income without waivers and
 reimbursements ......................................      (2.96%)      (1.43%)      (0.67%)
Portfolio turnover rate ..............................        248%         316%         234%


                                                                                  Class B
                                                       --------------------------------------------------------------------
                                                           11/02/95*                  Year Ended                 11/03/95**
                                                           Through       --------------------------------------   Through
                                                           10/31/96     10/31/99     10/31/98     10/31/97       10/31/96
                                                          ---------   ----------     --------     --------      ---------
Net asset value, beginning of period .................   $    10.00    $    5.98    $    7.95    $   11.89    $     10.01
                                                         ----------   ----------    ---------    ---------    -----------
Income from investment operations:
 Net investment income ...............................        (0.01)       (0.01)       (0.01)        0.03          (0.06)
 Net gains or losses in securities
 (both realized and unrealized) ......................         1.98         2.59        (1.93)       (3.32)          1.94
                                                         ----------   ----------    ---------    ---------    -----------
  Total from investment operations ...................         1.97         2.58        (1.94)       (3.29)          1.88
                                                         ----------   ----------    ---------    ---------    -----------
Distributions to shareholders from:
 Dividends from net investment income ................           --           --           --           --             --
 Distributions from capital gains ....................           --           --           --         0.64             --
 Tax return of capital ...............................           --           --         0.03         0.01             --
                                                         ----------   ----------    ---------    ---------    -----------
  Total dividends and distributions ..................           --           --         0.03         0.65             --
                                                         ----------   ----------    ---------    ---------    -----------
Net asset value, end of period .......................   $    11.97    $    8.56    $    5.98    $    7.95    $     11.89
                                                         ==========   ==========    =========    =========    ===========
Total return (1) .....................................        19.70%       43.14%      (24.45%)     (29.48%)        18.78%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .............   $    8,451    $   3,192    $     816    $   1,051    $     1,222
Ratios to average net assets #:
 Expenses ............................................         1.74%        2.48%        2.51%        2.50%          2.52%
 Net investment income ...............................        (0.12%)      (0.87%)      (0.16%)      (0.23%)        (0.90%)
 Expenses without waivers and reimbursements .........         3.26%        5.60%        4.77%        3.60%          3.70%
 Net investment income without waivers and
 reimbursements ......................................        (1.64%)      (3.99%)      (2.42%)      (1.33%)        (2.08%)
Portfolio turnover rate ..............................          149%         248%         316%         234%           149%
--------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
**  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

 CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            Japan Fund
                                                       -----------------------------------------------------
                                                                      Class A
                                                       ----------------------------------------------------
                                                                     Year Ended                  11/02/95*
                                                       --------------------------------------    Through
                                                         10/31/99     10/31/98     10/31/97      10/31/96
                                                       ----------     --------     --------     ---------
Net asset value, beginning of period .................  $    6.41    $    9.52    $    9.42    $    10.00
                                                       ----------    ---------    ---------    ----------
Income from investment operations:
 Net investment income ...............................      (0.07)@       0.27         0.08         (0.08)
 Net gains or losses in securities
 (both realized and unrealized) ......................       3.50        (2.91)        0.24         (0.50)
                                                       ----------    ---------    ---------    ----------
  Total from investment operations ...................       3.43        (2.64)        0.32         (0.58)
                                                       ----------    ---------    ---------    ----------
Distributions to shareholders from:
 Dividends from Net Investment Income ................         --         0.26         0.22            --
 Distributions from capital gains ....................         --           --           --            --
 Tax return of capital ...............................         --         0.21           --            --
                                                       ----------    ---------    ---------    ----------
  Total dividends and distributions ..................         --         0.47         0.22            --
                                                       ----------    ---------    ---------    ----------
Net asset value, end of period .......................  $    9.84    $    6.41    $    9.52    $     9.42
                                                       ==========    =========    =========    ==========
Total return (1) .....................................      53.51%      (28.98%)       3.49%       ( 5.80%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .............  $   4,260    $   1,770    $   5,008    $    4,781
Ratios to average net assets #:
 Expenses ............................................       1.74%        1.76%        1.75%         1.75%
 Net investment income ...............................      (0.88%)      (0.56%)      (0.30%)       (0.91%)
 Expenses without waivers and reimbursements .........       5.44%        3.79%        2.89%         3.60%
 Net investment income without waivers and
 reimbursements ......................................      (4.58%)      (2.59%)      (1.44%)       (2.76%)
Portfolio turnover rate ..............................        133%         212%         217%          121%
----------------------------------------------------------------------------------------------------------

                                                                             Class B
                                                       ------------------------------------------------------
                                                                     Year Ended                   11/03/95**
                                                       --------------------------------------      Through
                                                         10/31/99     10/31/98     10/31/97       10/31/96
                                                       ----------     --------     --------      ---------
Net asset value, beginning of period .................  $    6.32    $    9.42    $    9.35    $     10.00
                                                       ----------    ---------    ---------    -----------
Income from investment operations:
 Net investment income ...............................      (0.13)@       0.23        (0.05)         (0.02)
 Net gains or losses in securities
 (both realized and unrealized) ......................       3.46        (2.90)        0.30          (0.63)
                                                       ----------    ---------    ---------    -----------
  Total from investment operations ...................       3.33        (2.67)        0.25          (0.65)
                                                       ----------    ---------    ---------    -----------
Distributions to shareholders from:
 Dividends from Net Investment Income ................         --         0.22         0.18             --
 Distributions from capital gains ....................         --           --           --             --
 Tax return of capital ...............................         --         0.21           --             --
                                                       ----------    ---------    ---------    -----------
  Total dividends and distributions ..................         --         0.43         0.18             --
                                                       ----------    ---------    ---------    -----------
Net asset value, end of period .......................  $    9.65    $    6.32    $    9.42    $      9.35
                                                       ==========    =========    =========    ===========
Total return (1) .....................................      52.69%      (29.53%)       2.72%        ( 6.50%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .............  $   1,089    $     391    $   1,893    $       162
Ratios to average net assets #:
 Expenses ............................................       2.49%        2.51%        2.51%          2.52%
 Net investment income ...............................      (1.67%)      (0.97%)      (5.73%)        (0.40%)
 Expenses without waivers and reimbursements .........       6.19%        4.52%        3.66%          4.00%
 Net investment income without waivers and
 reimbursements ......................................      (5.37%)      (2.98%)      (6.88%)        (1.88%)
Portfolio turnover rate ..............................        133%         212%         217%           121%
-----------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
**  Commencement of offering of class of shares.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

       CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                       Latin American Equity Fund
                                                                         -------------------------------------------------------
                                                                               Class A                    Class B
                                                                         -------------------------- ----------------------------
                                                                         Year         12/01/97*     Year         03/24/98**
                                                                         Ended        Through       Ended        Through
                                                                         10/31/99     10/31/98      10/31/99     10/31/98
                                                                         --------     --------      --------     --------
Net asset value, beginning of period ................................... $ 5.55       $ 10.00       $ 5.53       $  10.17
                                                                         --------     --------      --------     --------
Income from investment operations:
 Net investment income .................................................  0.10          0.18         0.04           0.14
 Net gains or losses in securities (both realized and unrealized) ......  0.26         (4.47)        0.29          (4.63)
                                                                         --------     --------      --------     --------
  Total from investment operations .....................................  0.36         (4.29)        0.33          (4.49)
                                                                         --------     --------      --------     --------
Distributions to shareholders from:
 Dividends from net investment income ..................................    --          0.14           --           0.13
 Distributions from capital gains ......................................    --            --           --             --
 Tax return of capital .................................................  0.03          0.02         0.02           0.02
                                                                         --------     --------      --------     --------
  Total dividends and distributions ....................................  0.03          0.16         0.02           0.15
                                                                         --------     --------      --------     --------
Net asset value, end of period ......................................... $ 5.88       $  5.55       $ 5.84       $   5.53
                                                                         ========     ========      ========     ========
Total return (1) .......................................................  6.58%       (43.34%)       5.99%        (44.59%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ............................... $4,579       $ 6,302       $   55       $     42
Ratios to average net assets #:
 Expenses ..............................................................  1.74%         1.75%        2.50%          2.53%
 Net investment income .................................................  1.62%         2.78%        0.54%         (0.21%)
 Expenses without waivers and reimbursements ...........................  4.60%         3.80%        5.36%          4.35%
 Net investment income without waivers and reimbursements .............. (1.24%)        0.73%       (2.32%)        (2.03%)
Portfolio turnover rate ................................................    80%           90%          80%            90%
-------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
**  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

       CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                           International Equity Fund
                                               ----------------------------------------------------
                                                                     Class A
                                               ---------------------------------------------------
                                                                   Year Ended
                                               ---------------------------------------------------
                                                 10/31/99     10/31/98     10/31/97     10/31/96
                                               ----------     --------     --------     --------
Net asset value, beginning of period .........  $   12.08    $   12.11    $   12.38    $   12.02
                                               ----------    ---------    ---------    ---------
Income from investment operations:
 Net investment income .......................      (0.09)       (0.09)       (0.05)@       0.05
  Net gains or losses in securities
  (both realized and unrealized) .............       2.34         0.43         0.33         0.37
                                               ----------    ---------    ---------    ---------
  Total from investment operations ...........       2.25         0.34         0.28         0.42
                                               ----------    ---------    ---------    ---------
Distributions to shareholders from:
 Dividends from net Investment income ........         --         0.07         0.03         0.06
 Distributions from capital gains ............       0.56         0.30         0.52           --
                                               ----------    ---------    ---------    ---------
  Total dividends and distributions ..........       0.56         0.37         0.55         0.06
                                               ----------    ---------    ---------    ---------
Net asset value, end of period ...............  $   13.77    $   12.08    $   12.11    $   12.38
                                               ==========    =========    =========    =========
Total return (1)                                    19.09%        2.96%        2.27%        3.53%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .....  $  26,973    $  17,969    $  23,267    $  24,904
Ratios to average net assets:
 Expenses ....................................       1.99%        2.00%        2.01%        2.00%
 Net investment income .......................      (0.73%)      (0.47%)      (0.36%)      (0.03%)
 Expenses without waivers and
 reimbursements ..............................       2.48%        3.39%        2.08%        2.86%
 Net investment income without waivers
 and reimbursements ..........................      (1.22%)      (1.86%)      (0.43%)      (0.89%)


                                                                                  Class B
                                               ---------------------------------------------------------------------------
                                                                                Year Ended
                                               ---------------------------------------------------------------------------
                                                 10/31/95     10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                 --------   ----------     --------     --------     --------     --------
Net asset value, beginning of period .........  $   12.31    $   11.92    $   11.94    $   12.24    $   11.89    $   12.23
                                                ---------   ----------    ---------    ---------    ---------    ---------
Income from investment operations:
 Net investment income .......................       0.04        (0.18)       (0.13)       (0.11)@       0.01        (0.02)
  Net gains or losses in securities
  (both realized and unrealized) .............      (0.19)        2.33         0.42         0.33         0.35        (0.18)
                                                ---------   ----------    ---------    ---------    ---------    ---------
  Total from investment operations ...........      (0.15)        2.15         0.29         0.22         0.36        (0.20)
                                                ---------   ----------    ---------    ---------    ---------    ---------
Distributions to shareholders from:
 Dividends from net Investment income ........         --           --         0.01           --           --           --
 Distributions from capital gains ............       0.14         0.56         0.30         0.52         0.01         0.14
                                                ---------   ----------    ---------    ---------    ---------    ---------
  Total dividends and distributions ..........       0.14         0.56         0.31         0.52         0.01         0.14
                                                ---------   ----------    ---------    ---------    ---------    ---------
Net asset value, end of period ...............  $   12.02    $   13.51    $   11.92    $   11.94    $   12.24    $   11.89
                                                =========   ==========    =========    =========    =========    =========
Total return (1)                                    (1.19%)      18.49%        2.56%        1.74%        3.03%       (1.61%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .....  $  26,287    $   6,858    $   7,433    $   7,989    $   7,819    $   6,759
Ratios to average net assets:
 Expenses ....................................       2.01%        2.49%        2.50%        2.51%        2.50%        2.50%
 Net investment income .......................      (0.10%)      (1.21%)      (0.94%)      (0.88%)      (0.43%)      (0.53%)
 Expenses without waivers and
 reimbursements ..............................       2.86%        2.98%        3.90%        2.61%        3.36%        3.36%
 Net investment income without waivers
 and reimbursements ..........................      (0.95%)      (1.70%)      (2.34%)      (0.98%)      (1.29%)      (1.39%)
----------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any sales load. @ Calculated using average shares outstanding.

                       See notes to financial statements.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion the accompanying statements of assets and liabilities, including the portfolios of investments as presented, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista European Fund, Chase Vista Southeast Asian Fund, Chase Vista Japan Fund, Chase Vista Latin American Equity Fund and Chase Vista International Equity Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for the two years then ended (for the year then ended and for the period December 1, 1997 (commencement of operations) through October 31, 1998 for the Chase Vista Latin American Equity
Fund), and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 1999

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
 Portfolio of Investments
--------------------------------------------------------------------------------

 As of October 31, 1999

Shares        Issuer                                                     Value (USD)
------------------------------------------------------------------------------------
Long-Term Investments -- 91.1%
------------------------------------------------------------------------------------
              Common Stock -- 91.0%
              ---------------------
              Australia -- 0.4%
    12,000    Foster's Brewing Group LTD                                 $  31,905
    13,100    Lang Corp., LTD *                                             54,534
     8,000    News Corp., LTD                                               57,870
                                                                         ---------
                                                                           144,309
              Brazil -- 2.0%
    28,300    Centrais Eletricas Brasileiras SA, ADR                       242,113
    20,000    Centrais Eletricas Brasileiras SA, Preference B Shares,
              ADR                                                          178,788
       500    Centrais Geradoras do Sul do Brasil SA, ADR                    1,844
     3,400    Telecomunicacoes Brasileiras SA, ADR *                           159
     3,000    Telecomunicacoes Brasileiras SA, Preferred Block, ADR        233,625
                                                                         ---------
                                                                           656,529
              Finland -- 5.2%
     8,750    Nokia OYJ                                                  1,001,692
    20,473    Sonera OYJ                                                   614,957
     2,600    Upm-Kymmene OYJ                                               82,064
                                                                         ---------
                                                                         1,698,713
              France -- 9.6%
     1,650    Axa                                                          232,793
       428    Bouygues SA                                                  149,049
     8,524    CNP Assurances                                               251,107
     1,206    Compagnie de Saint Gobain                                    209,357
     4,960    Credit Commercial de France @                                571,417
        12    Elf Aquitaine SA                                               1,767
     4,700    Lagardere S.C.A.                                             190,378
     1,287    Pinault-Printemps-Redoute                                    245,490
     9,500    Rhone-Poulenc SA                                             531,731
     5,324    Total Fina SA, Class B                                       719,778
                                                                         ---------
                                                                         3,102,867
              Germany -- 7.3%
     1,300    CE Consumer Electronic AG                                    118,445
    18,369    Kamps AG                                                   1,028,144
     2,200    Mannesmann AG                                                346,962
       600    Marschollek Lautenschlaeger und Partner AG                   126,568
    41,900    Viag AG                                                      769,248
                                                                         ---------
                                                                         2,389,367
              Ireland -- 2.3%
     6,224    ESAT Telecom Group PLC, ADR *                                278,524
    31,033    Green Property PLC                                           182,357
    63,044    Jefferson Smurfit Group                                      164,382
    13,832    Ryanair Holdings PLC *                                       113,511
                                                                         ---------
                                                                           738,774
              Italy -- 3.6%
    17,900    Alleanza Assicurazioni SPA                                   182,337
    20,000    Autogrill SPA                                                220,562
   125,000    Banca Nazionale Del Lavoro SPA *                             424,128
    36,972    Cremonini SPA *                                               80,442
    41,900    Telecom Italia Mobile SPA                                    262,514
                                                                         ---------
                                                                         1,169,983

                       See notes to financial statements.

 INTERNATIONAL EQUITY PORTFOLIO
 Portfolio of Investments (Continued)

As of October 31, 1999

Shares       Issuer                                        Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Japan -- 23.9%
    3,100    Aoyama Trading Co., LTD                       $  94,818
   15,000    Asahi Bank LTD                                  133,180
   11,000    Bank of Tokyo-Mitsubishi LTD                    182,251
   10,000    Dai-Ichi Kangyo Bank LTD                        137,111
   10,000    Daiwa Securities Group, Inc.                    106,717
       19    East Japan Railway Co.                          116,410
   29,000    Fujikura LTD                                    179,347
    6,000    Fujitsu LTD                                     180,641
    4,000    Hitachi Maxell                                   95,882
    3,000    Honda Motor Co. LTD                             126,564
    3,000    Hoya Corp.                                      215,734
    8,000    Industrial Bank of Japan LTD                    108,155
    2,000    Ito-Yokado Co., LTD                             159,931
       14    Japan Tobacco, Inc.                             154,369
   11,000    Kaneka Corp. @                                  143,966
    4,000    KAO Corp. @                                     121,962
    9,000    Kikkoman Corp.                                   73,954
    1,400    Mabuchi Motor Co., LTD                          206,721
    8,000    Mitsubishi Estate Co., LTD                       80,157
   15,000    Mitsui & Co., LTD                               110,887
   28,000    Mitsui Mining & Smelting                        157,055
    2,000    Murata Manufacturing Co., LTD @                 256,005
   11,000    NEC Corp.                                       222,542
    1,400    Nintendo Co., LTD @                             222,293
   26,000    Nippon Sanso Corp.                               81,519
   52,000    Nippon Steel Corp.                              132,125
   89,000    Nippon Suisan Kaisha LTD                        192,856
       14    Nippon Telegraph & Telephone Corp.              214,775
    4,000    Nissin Food Products Co., LTD                   114,675
       17    NTT Mobile Communications Network, Inc. @       451,508
    1,400    Orix Corp.                                      187,928
   44,000    Osaka Gas Co., LTD                              147,236
   15,000    Raito Kogyo Co., LTD                             88,020
    1,000    Secom Co. LTD-New *@                            106,429
    1,000    Secom Co., LTD @                                107,196
   14,000    Sharp Corp.                                     222,829
    3,000    Shin-Etsu Chemical Co.                          123,688
      200    Shohkoh Fund & Co., LTD                         122,345
   11,000    Sumitomo Bank LTD                               176,979
   30,000    Sumitomo Chemical Co., LTD                      192,434
   15,000    Sumitomo Trust & Banking                        153,315
   63,000    Taiheiyo Cement Corp.                           137,725
    3,000    Takeda Chemical Industries @                    172,300
    7,000    Terumo Corp.                                    212,762
   10,000    Tokio Marine & Fire Insurance Co.               130,879
    1,000    Tokyo Electron LTD                               83,034
   35,000    Toray Industries, Inc.                          192,962
   23,000    Toshiba Corp. @                                 144,667
    6,000    Toyota Motor Corp.                              207,681
   23,000    UBE Industries LTD                               66,600
                                                           ---------
                                                           7,751,119
             Mexico -- 0.6%
   40,000    Alfa SA, Class A                                153,478
   95,000    Grupo Elektra SA                                 45,440
                                                           ---------
                                                             198,918

                       See notes to financial statements.

 INTERNATIONAL EQUITY PORTFOLIO
 Portfolio of Investments (Continued)

As of October 31, 1999

Shares        Issuer                                                    Value (USD)
-------------------------------------------------------------------------------------
Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
              Netherlands -- 6.2%
    8,300     Athlon Groep                                              $ 164,606
   17,400     Fortis NV                                                   599,172
       29     Koninklijke Ahold NV                                            891
    5,106     Koninklijke Philips Electronics NV                          523,772
    7,283     Laurus NV                                                   162,072
    4,000     United Pan-Europe Communications NV *                       307,634
    7,700     VNU NV                                                      260,453
                                                                        ---------
                                                                        2,018,600
              Portugal -- 0.8%
    6,900     Banco Espirito Santo SA                                     179,455
      720     Telecel-Comunicacoes Pessoasis SA                            93,477
                                                                        ---------
                                                                          272,932
              Singapore -- 0.1%
   15,000     DBS Land LTD                                                 27,781

              Spain -- 3.6%
    3,100     Acerinox SA                                                  94,258
   31,600     Amadeus Global Travel Distribution, Class A *               189,172
   16,128     Continente Contros Commerciales SA                          386,537
   16,000     Prosegur Comp Securidad                                     131,302
    8,670     Sogecable *                                                 238,624
    8,832     Telefonica SA *                                             145,329
                                                                        ---------
                                                                        1,185,222
              Sweden -- 3.2%
   18,419     Assa Abloy AB, Class B                                      204,954
    5,450     Hennes & Mauritz AB, Class B                                144,816
    2,169     Modern Times Group AB, Class B *                             70,163
   10,900     Svenska Handelsbanken, Class A                              151,113
   11,340     Telefonaktiebolaget LM Ericsson, Class B                    471,638
                                                                        ---------
                                                                        1,042,684
              Switzerland -- 3.1%
      145     Compagnie Financiere Richemont, Class A                     276,933
    4,680     New ABB LTD *                                               471,161
      125     PubliGroupe SA                                               91,657
      400     Sia Abrasives Holding AG *                                   54,175
      205     Zurich Allied AG                                            116,033
                                                                        ---------
                                                                        1,009,959
              Thailand -- 0.1%
   10,700     Electricity Generating Public Co. LTD, Foreign Shares        14,135
    2,100     PTT Exploration & Production Public Co., LTD, Foreign
              Shares *                                                     15,340
                                                                        ---------
                                                                           29,475

                       See notes to financial statements.

 INTERNATIONAL EQUITY PORTFOLIO
 Portfolio of Investments (Continued)

As of October 31, 1999

Shares         Issuer                                               Value (USD)
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
               United Kingdom -- 19.1%
    16,570     Barclays PLC @                                       $   499,658
    77,546     BP Amoco PLC @                                           745,336
    34,350     British Telecom PLC                                      622,828
    61,000     Corus Group PLC                                          115,939
    36,815     Diageo PLC @                                             369,077
    16,244     Exchange Holdings PLC *                                   46,725
    38,800     General Electric Co. PLC @                               418,166
    21,109     Glaxo Wellcome PLC                                       623,538
    19,700     Laporte PLC                                              162,504
   126,000     Laporte PLC, Class B *                                     2,071
    76,000     Legal & General Group PLC                                209,889
    18,350     National Westminster Bank PLC @                          417,783
    14,303     Royal Bank of Scotland Group PLC @                       326,343
    22,150     Sema Group PLC                                           290,084
    69,000     Shell Transport & Trading Co., PLC @                     530,922
    24,065     SmithKline Beecham PLC                                   314,863
   108,995     Vodafone AirTouch PLC @                                  499,280
                                                                    -----------
                                                                      6,195,006
               -------------------------------------------------------------------
               Total Common Stock                                    29,632,238
               (Cost $25,621,771)
               -------------------------------------------------------------------
               Warrants -- 0.0%
               ----------------
               Germany -- 0.0%
        56     Muenchener Rueckversicherungs-Gesellschaft AG,             2,386
               Expires 06/03/02 *

               Hong Kong -- 0.0%
       100     Wharf Holdings, Expires 12/31/99 *                            66
               -------------------------------------------------------------------
               Total Warrants                                             2,452
               (Cost $0)
               -------------------------------------------------------------------
               Redeemable Unsecured Loan Stock -- 0.1%
               ---------------------------------------
               Malaysia -- 0.1%
    60,000     Sunway Building Technology, BHD, 3.0%, 7/30/01,*          13,895
               (Cost $24,077)
Principal
 Amount
 (DEM)
               Convertible Bond -- 0.0%
               ------------------------
               Germany -- 0.0%
    11,440     DaimlerChysler AG, 5.75%, 6/14/02                          6,574
               (Cost $5,998)
----------------------------------------------------------------------------------
               Total Investments -- 91.1%                           $29,655,159
               (Cost $25,651,846)
----------------------------------------------------------------------------------

Long Futures Outstanding
------------------------
                                                   Original       Notional
  Number                                           Notional       Value at       Unrealized
   of                               Expiration       Value        10/31/99       Depreciation
Contracts     Description              Date            (USD)          (USD)          (USD)
---------------------------------------------------------------------------------------------
  11          All Ordinaries
              Stock Price Index     Dec., 1999     $528,543       $505,218       $(23,325)

                       See notes to financial statements.

 INTERNATIONAL EQUITY PORTFOLIO
 Portfolio of Investments (Continued)

As of October 31, 1999

Index:
* -- Non-income producing security.
@ -- All or a portion of this security is segregated for forward foreign currency contracts.
ADR -- American Depositary Receipt.

Summary of Investments by Industry, October 31, 1999
----------------------------------------------------

Industry                                              % of Investment Securities
--------------------------------------------------------------------------------
Telecommunications                                              17.6%
Banking                                                         10.1%
Food/Beverage Products                                           6.9%
Oil & Gas                                                        6.8%
Electronic/Electrical Equipment                                  6.3%
Insurance                                                        5.8%
Pharmaceuticals                                                  5.5%
Manufacturing                                                    4.2%
Retailing                                                        3.6%
Financial Services                                               3.5%
Chemicals                                                        2.6%
Consumer Products                                                2.5%
Diversified                                                      2.5%
Construction                                                     2.4%
Metals/Mining                                                    2.4%
Utilities                                                        2.0%
Other (below 2%)                                                15.3%
--------------------------------------------------------------------------------
Total                                                          100.0%

                       See notes to financial statements.

--------------------------------------------------------------------------------

       INTERNATIONAL EQUITY PORTFOLIO
       Statement of Assets and Liabilities October 31, 1999

--------------------------------------------------------------------------------

   ASSETS:
---------------------------------------------------------------------------------
    Investment securities, at value (Note 1) ........................ $29,655,159
    Cash ............................................................   2,059,564
    Foreign cash (Cost $1,193,903) ..................................   1,181,785
    Segregated cash for futures contracts ...........................      68,619
    Other assets ....................................................         113
    Receivables:
     Open forward currency contracts ................................       4,816
     Investment securities sold .....................................     545,271
     Interest and dividends .........................................      40,792
     Other ..........................................................         472
---------------------------------------------------------------------------------
      Total Assets ..................................................  33,556,591
---------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities purchased ................................     731,026
     Variation margin on futures contracts ..........................      23,325
     Open forward currency contracts ................................      99,649
     Other ..........................................................         141
    Accrued liabilities: (Note 2)
     Custody fees ...................................................      16,237
     Other ..........................................................     118,417
---------------------------------------------------------------------------------
      Total Liabilities .............................................     988,795
---------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS ......... $32,567,796
---------------------------------------------------------------------------------
   Cost of investments .............................................. $25,651,846
---------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

       INTERNATIONAL EQUITY PORTFOLIO
       Statement of Operations For the year ended October 31, 1999

--------------------------------------------------------------------------------

   INVESTMENT INCOME:
--------------------------------------------------------------------------------
    Dividend ...............................................  $  304,990
    Interest ...............................................      70,909
    Foreign taxes withheld .................................     (40,654)
--------------------------------------------------------------------------------
     Total investment income ...............................     335,245
--------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ...............................     264,592
    Administration fees ....................................      13,230
    Accounting fees ........................................      59,834
    Custodian fees .........................................      39,689
    Professional fees ......................................      69,863
    Trustees' fees and expenses ............................         529
    Other ..................................................      22,102
--------------------------------------------------------------------------------
     Total expenses ........................................     469,839
--------------------------------------------------------------------------------
   Less amounts waived (Note 2E) ...........................     277,822
--------------------------------------------------------------------------------
    Net expenses ...........................................     192,017
--------------------------------------------------------------------------------
     Net investment income .................................     143,228
--------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments ...........................................   2,153,146
     Futures transactions ..................................      62,118
     Foreign exchange transactions .........................    (145,312)
    Change in net unrealized appreciation / depreciation of:
     Investments ...........................................   3,216,575
     Futures contracts .....................................      28,552
     Foreign exchange transactions .........................    (358,546)
--------------------------------------------------------------------------------
    Net realized and unrealized gain .......................   4,956,533
--------------------------------------------------------------------------------
    Net increase in net assets from operations .............  $5,099,761
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY PORTFOLIO
 Statement of Changes in Net Assets For the periods indicated
--------------------------------------------------------------------------------

                                                                      Year Ended
                                                                     October 31,
-----------------------------------------------------------------------------------------
                                                                 1999          1998
-----------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ............................... $   143,228      $   204,024
    Net realized gain on investments, futures contracts
    and foreign exchange transactions ...................   2,069,952         1,109,481
    Change in net unrealized gain on investments, futures
    contracts and foreign exchange transactions .........   2,886,581           434,541
-----------------------------------------------------------------------------------------
     Increase in net assets from operations .............   5,099,761         1,748,046
-----------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions .......................................  46,633,194        30,176,381
    Withdrawals ......................................... (44,717,716)     (37,783,446)
-----------------------------------------------------------------------------------------
     Net increase (decrease) from transactions in
     investors' beneficial interests ....................   1,915,478       (7,607,065)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets ...............   7,015,239       (5,859,019)
   NET ASSETS:
    Beginning of period .................................  25,552,557        31,411,576
-----------------------------------------------------------------------------------------
    End of period ....................................... $32,567,796      $25,552,557
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       INTERNATIONAL EQUITY PORTFOLIO
       Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

International Equity Portfolio (the "Portfolio") ("IEP") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the Laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

The following is a summary of significant accounting policies followed by the
Portfolio:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

   A. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase Agreements -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

   the contracts are entered into) to hedge the Portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

At October 31, the Portfolio had outstanding forward foreign currency contracts as detailed in Note 4.

   D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

      1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the balance sheet date.

      2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

   Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.


   E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

   Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

   Use of long futures contracts subjects the Portfolio to risk of loss up to the nominal value of the contract, use of short futures contracts subjects the Portfolio to unlimited losses.

   The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   As of October 31, 1999, the Portfolio had outstanding futures contracts as described in the Portfolio of Investments.

   F. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   G. Federal Income Taxes -- The Portfolio intends to continue to qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the year ended October 31, 1999, the Advisor voluntarily waived all of its fees for the Portfolio.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

   B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the year ended October 31, 1999, the Administrator voluntarily waived all of its fees for the Portfolio.

3. Investment Transactions

For the year ended October 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)............................ $41,692,497
Sales (excluding U.S. Government)................................ $37,009,617

The portfolio turnover rate of IEP for the year ended October 31, 1999, was 153%.

4. Open Forward Foreign Currency Contracts

The following forward foreign currency contracts were open at October 31, 1999.

         Contract                  Contract                          Unrealized
          Amount                    Amount           Settlement      Gain (Loss)
      Purchased/(Sold)         Sold/(Purchased)         Date            (USD)
--------------------------------------------------------------------------------
   Unrealized Gain
------------------
        710,000       GBP      1,101,083  EUR         12/15/99      $  4,816
                                                                    ========

   Unrealized Loss
------------------
      1,071,439       EUR       710,000   GBP         12/15/99      $(36,117)
        735,045       GBP   130,000,000   JPY         12/15/99       (47,670)
    130,000,000       JPY       773,683   GBP         12/15/99       (15,862)
                                                                    --------
                                                                     (99,649)
                                                                    ========

GBP--Great British Pound
EUR--European Currency Unit
JPY--Japanese Yen

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

5. Foreign Cash Positions

                                                                               Net
                                                                Market      Unrealized
                                   Local          Cost          Value       Gain (Loss)
  Currency                        Currency       (USD)          (USD)         (USD)
---------------------------------------------------------------------------------------
Australian Dollar..............     1,106     $      718     $      706     $    (12)
British Pound Sterling.........   172,212        282,387        283,066          679
EURO ...........................  788,469        840,577        829,548      (11,029)
Hong Kong Dollar ...............      590             76             76           --
Indonesian Rupiah ..............  961,005            283            140         (143)
Japanese Yen ...................  382,979          3,672          3,672           --
Philippine Peso ................  154,056          3,566          3,842          276
Singapore Dollar ...............      566            334            341            7
Swedish Krona ..................      332             40             40           --
Swiss Franc ....................   91,848         62,137         60,240       (1,897)
Thai Baht ......................    4,382            113            114            1
                                              ----------     ----------     --------
                                              $1,193,903     $1,181,785     $(12,118)
                                              ==========     ==========     ========

6. Retirement Plan

The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1999, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were $238 and $1,232, respectively.

7. Bank Borrowings

The Portfolio may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolio has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Portfolio also pays a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolio had no borrowings outstanding at October 31, 1999, nor at any time during the year.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

8. Concentrations -- At October 31, 1999, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

At October 31, 1999, the Portfolio invested approximately 23.9% and 19.1% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region.

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REPORT OF INDEPENDENT ACCOUNTANTS

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To the Trustees and Beneficial Unit Holders of
International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of International Equity Portfolio (the "Portfolio") at October 31, 1999, the results of its operations for the year then ended and the changes in its net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 1999

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 TAX LETTER UNAUDITED

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TAX LETTER (Unaudited)

Chase Vista European Fund (EF)
Chase Vista Southeast Asian Fund (SEAF)
Chase Vista Japan Fund (JF)
Chase Vista Latin American Equity Fund (LAEF)
Chase Vista International Equity Fund (IEF)
--------------------------------------------------------------------------------
Certain tax information for the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1999. The information and distributions reported in this letter may differ from the information and distributions taxable reported to the shareholders for the calendar year ending December 31, 1999.
The information necessary to complete your income tax returns for the calendar year ending December 31, 1999 will be received under separate cover.
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999:
The following represents the source and percentage of income earned from government obligations and the per share long-term capital gains distributed by the Funds:

                                                         Long-Term
                                  Federal Home         Capital Gains
                                    Loan Bank        Distribution Per
Chase Vista Fund                   Obligations             Share
------------------------------------------------------------------------
European ......................      --              $ 0.11
Southeast Asian ...............      --                 --
Japan .........................      --                 --
Latin American Equity .........   13.23%                --
International Equity ..........      --               0.10

For the year ended October 31, 1999, EF, LAEF and IEF elect, pursuant to
Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. The amount of gross foreign source income and foreign taxes with respect to this election for EF are $848,037 ($.2356 per share) and $93,022 ($0.0258 per share), respectively. The amount of gross foreign source income and foreign taxes with respect to this election for LAEF are $196,505 ($.2492 per share) and $12,993 ($0.0165 per share), respectively. The amount of gross foreign source income and foreign taxes with respect to this election for IEF are $375,899 ($.1524 per share) and $40,654 ($0.0165 per share), respectively.

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

CHASE VISTA INTERNATIONAL EQUITY FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENT ADVISER,
ADMINISTRATOR, SHAREHOLDER
AND FUND SERVICING
AGENT AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
Vista Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewwaterhouseCoopers LLP

Chase Vista Funds are distributed by
Vista Fund Distributors, Inc., which is


unaffiliated with The Chase Manhattan
Bank. chase and its respective affiliates receive compensation from Chase Vista
Funds for providing investment advisory
and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain prospectus for any of the
Chase Vista Funds, call 1-800-34-
VISTA. The prospectus contains more
complete information, including charges
and expenses. Please read it carefully
before you invest or send money.

(c) The Chase Manhattan Corporation, 1999, 2000. All Rights Reserved.
                                                                   December 1999

[CHASE VISTA LOGO]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039